Exhibit 5.1

Execution Version

BIOSCRIP, INC.
1600 Broadway, Suite 700
Denver, CO 80202

March 14, 2019

To the Holder listed on Exhibit A (the “Holder”)

Re: Amended and Restated Warrant Agreement

Ladies and Gentlemen,

Reference is made to (i) that certain Warrant Agreement (the “Warrant Agreement”), dated June 29, 2017, by and among BioScrip, Inc., a Delaware corporation (the “Company”) and the purchasers signatory thereto (collectively with their successors and assigns, the “Original Purchasers”); (ii) that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of the date hereof, by and among the Company, HC Group Holdings I, LLC (“Omega Parent”), HC Group Holdings II, Inc., Beta Sub, Inc., Beta Sub, LLC and HC Group Holdings III, Inc.; and (iii) that certain Amended and Restated Warrant Agreement, dated as of the date hereof, by and among the Company and the Holder and other Holders party thereto (the “Warrant Amendment”), attached hereto as Exhibit B. This letter agreement (this “Letter Agreement”) confirms certain agreements and understandings between the Holder and the Company related to the Warrant Amendment (as defined below).

In consideration of the Holder’s execution and delivery of the Warrant Amendment, and conditioned upon the occurrence of the First Merger Effective Time (as defined in the Merger Agreement), the Company hereby agrees to issue to the Holder 1,012,226 shares of Common Stock of the Company in the aggregate (the “Amendment Shares”), promptly following the occurrence of the First Merger Effective Time (as defined in the Merger Agreement). Furthermore, promptly following, and conditioned upon, the occurrence of the First Merger Effective Time, the Company and the Holder acknowledge and agree that the Registration Rights Agreement (the “Existing RRA”), entered into as of June 29, 2017, by and among the Company and the Original Purchasers, shall be amended and restated (the “RRA Amendment”), in the form of Exhibit C, with such RRA Amendment to be conditioned upon, and automatically effective as of, the occurrence of the Second Merger Effective Time, without any further action on the party of any party hereto. The Company and the Holder agree (the “RRA Interpretation”) that, solely for purposes of the definition of “Registrable Securities” under the Existing RRA, during the period prior to the First Merger Effective Time, the Holder shall be deemed to beneficially own the Warrants underlying the Warrant Agreement, notwithstanding any agreement between the Holder and the Company not to exercise such Warrants. The execution and delivery of this Letter Agreement by the Holder shall be deemed a consent by the Holder, in its capacities as Holder under the Existing RRA, under Section 9 (Preservation of Rights) of the Existing RRA with respect to the registration rights to be granted to Omega Parent in connection with the Merger Agreement.

Following the execution and delivery of this Letter Agreement and until the Second Merger Effective Time, the Holder agrees not to, and to cause its controlled affiliates not to, (i) directly or indirectly sell, transfer, assign, pledge, tender, convert, exchange or encumber or otherwise dispose of, any Warrant or (ii) exercise its exchange right under any Warrant.

The Company agrees that, to the extent an event occurs on or after the date hereof and prior to the Second Merger Effective Date which would cause an adjustment to the number of, or Exercise Price of, any Warrants under the Warrant Amendment were the Warrant Amendment then in effect (any such event, an “Adjustment Event”), then the Company shall apply, as of the Second Merger Effective Date, such adjustment to the number of, and Exercise Price of, Warrants that would otherwise be outstanding under the Warrant Amendment immediately after the Second Merger Effective Date (taking, solely for purposes of such adjustment, the number of shares of Common Stock outstanding under any adjustment calculation to be the number of shares of Common Stock outstanding on the date of such Adjustment Event, and giving cumulative effect to any prior adjustments due to other Adjustment Events).

The Company represents that, as of the First Merger Effective Time, upon issuance in accordance with, and payment pursuant to, the terms hereof, the Amendment Shares will be duly authorized, validly issued, fully paid and non-assessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Holder (or its affiliates, as applicable) will have good title to the Amendment Shares, free and clear of all liens, claims, encumbrances, charges, mortgages, options, pledges, security interests, hypothecations, easements, rights-of-way or encroachments of any nature whatsoever, whether voluntarily incurred or arising by operation of law (“Liens”), other than (a) transfer restrictions under federal and state securities laws and (b) Liens imposed solely due to the actions of the Holder. Upon issuance in accordance with, and payment pursuant to, the terms hereof, (i) the Amendment Shares will be issued in accordance with law (including applicable state Blue Sky laws) and the governing documents of the Company and will not be issued in violation of any preemptive or similar rights created by law or the governing documents of the Company or any other agreement to which the Company is bound and (ii) the Amendment Shares will not be required to be registered under the Securities Act.

The Company represents that, as of the First Merger Effective Time, the Warrants under the Warrant Amendment are duly authorized and validly issued and, when issued, the shares of Common Stock issuable pursuant to the Warrants under the Warrant Amendment (the “Underlying Shares”) will be duly authorized, validly issued, fully paid and non-assessable. Upon issuance in accordance with, and payment pursuant to, the Warrant Amendment, the Underlying Shares will be issued in accordance with law (including applicable state Blue Sky laws) and the governing documents of the Company and will not be issued in violation of any preemptive or similar rights created by law or the governing documents of the Company or any other agreement to which the Company is bound and the Underlying Shares will not be required to be registered under the Securities Act.

The execution and delivery of this Agreement by the Holder shall constitute the express acknowledgment by and agreement of the Holder that the Holder shall not have any rights or entitlements under the Warrant Agreement, the Warrant Amendment or any Warrant (as defined in the Warrant Agreement) issued thereunder with respect to any antidilution or other adjustments to the Warrants issued thereunder and held by the Holder, including, without limitation, pursuant to Section 4 of the Warrant Agreement arising as a result of or related to the share issuances and other transactions contemplated by the Merger Agreement.

This Letter Agreement and the Warrant Amendment, embody the entire agreement and understanding among the Company and the Holder, and supersede all prior agreements and understandings, relating to the subject matter hereof. The Company and the Holder acknowledge and agree that this Letter Agreement (other than the RRA Interpretation) and the Warrant Amendment shall automatically terminate and be null and void ab initio with no effect whatsoever on the parties hereto in the event that the Merger Agreement is terminated in accordance with its terms; provided, however, that such termination shall not relieve any party from liability for any willful and material breach of this Agreement prior to termination thereof. This Letter Agreement may be amended from time to time only upon the written consent by each party hereto. This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Letter Agreement may be executed in counterparts (including by PDF or electronic signature), each one of which shall be deemed an original and all of which together shall constitute one and the same document. This Letter Agreement, and any disputes arising hereunder or related hereto, shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of laws that may lead to the application of the law as of any other jurisdiction.

[Remainder of page intentionally left blank.]

Respectfully,

BIOSCRIP, INC.

By:	/s/ Daniel Greenleaf
Name:	Daniel Greenleaf
Title:	President & CEO

Acknowledged and Agreed:

ASSF IV AIV B HOLDINGS, L.P.

By: ASSF Operating Manager IV, L.P., its manager

By:	/s/ Christopher Kerezsi
Name:	Christopher Kerezsi
Title:	Authorized Signatory

[Letter Agreement — 2017 Warrant Amendment]

Exhibit A

Holder

ASSF IV AIV B HOLDINGS, L.P.
ASSF IV AIV B Holdings, L.P.

c/o Ares Management LLC

2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Exhibit B

[Amended and Restated Warrant Agreement]

See attached.

Final Form

Exhibit B

BIOSCRIP, INC.

FORM OF AMENDED AND RESTATED WARRANT AGREEMENT

Dated As Of March 14, 2019

Warrants to Purchase shares of Common Stock

BIOSCRIP, INC.

Amended and Restated Warrant Agreement

Warrants For Common Stock

AMENDED AND RESTATED WARRANT AGREEMENT, dated as March 14, 2019, among BioScrip, Inc., a Delaware corporation (together with its successors and assigns, the “Company”) and the holders undersigned hereto (collectively and together with each of their respective successors and assigns, the “Holders”). Capitalized terms shall have the meaning specified in Section 5.1 hereof.

RECITALS

WHEREAS, on the terms of the Warrant Purchase Agreement (the “Original Warrant Agreement”), dated as June 29, 2017, among the Company and the Original Purchasers party thereto, the Original Purchasers agreed to acquire from the Company, and the Company agreed to issue to the Original Purchasers, Warrants to purchase 4.99% of the Fully Diluted Common Stock (as defined in the Original Warrant Agreement) outstanding on the date of any exercise of the Warrants (less the percentage of the shares of Common Stock previously issued pursuant to the Warrants from time to time as a result of any partial exercise of the Warrants as set forth herein);

WHEREAS, the Company is party to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 14, 2019, by and among the Company, HC Group Holdings II, Inc., a Delaware corporation (“Omega”), Beta Sub, LLC, a Delaware limited liability company (“Merger Sub LLC”), and certain other parties signatory thereto, pursuant to which Omega will be merged with and into a newly formed subsidiary of the Company with Omega continuing as the surviving entity (the “Surviving Corporation”) (the “First Merger”), immediately following which the Surviving Corporation will be merged with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity (the “Second Merger”);

WHEREAS, the undersigned Holders collectively own 100% of the Warrants issued pursuant to the Original Warrant Agreement;

WHEREAS, in connection with, and conditioned upon, the consummation of the First Merger in accordance with the Merger Agreement, the Company and the Holders wish to amend and restate the Original Warrant Agreement so as to fix the number of shares of Common Stock issuable upon exercise of the Warrants at 8,287,317 shares in the aggregate, with each Holder having a Warrant to purchase the number of shares of Common Stock set forth on Annex 1 hereto; and

WHEREAS, the Company and the Holders wish to enter into this Agreement to amend and restate the terms of the Warrants.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties to this Agreement hereby agree to amend and restate the Original Warrant Agreement as follows:

1. FORM, EXECUTION AND TRANSFER OF WARRANT CERTIFICATES.

1.1 Form of Warrant Certificates.

The Warrant Certificates shall be in the form set forth in Attachment A hereto. The Warrant Certificates may have such letters, numbers or other marks of identification or designation as may be required to comply with any law or with any rule or regulation of any governmental authority, stock exchange or self-regulatory organization made pursuant thereto (“Law”). Each Warrant Certificate shall be initially dated as of June 29, 2017 and subsequently dated the date of issuance thereof by the Company upon transfer or exchange. Each Warrant Certificate shall represent the right to purchase the number of shares of Common Stock set forth in such Warrant Certificate at a price per share of Common Stock equal to the Exercise Price applicable to that Warrant Certificate; provided, that the number of shares of Common Stock issuable upon exercise of the Warrants and the Exercise Price thereof shall be subject to adjustment as provided herein. The aggregate amount of shares of Common Stock issuable upon exercise of all Warrants as of the Second Merger Effective Time shall be 8,287,317, subject to adjustment as of the Second Merger Effective Time as provided herein, with each Holder having a Warrant to purchase the number of shares of Common Stock set forth on Annex 1 hereto.

1.2 Execution of Warrant Certificates; Registration Books.

(a)    Execution of Warrant Certificates. The Warrant Certificates shall be executed on behalf of the Company by an officer of the Company authorized by the Board of Directors. In case the officer of the Company who shall have signed any Warrant Certificate shall cease to be such an officer of the Company before issuance and delivery by the Company of such Warrant Certificate, such Warrant Certificate nevertheless may be issued and delivered with the same force and effect as though the individual who signed such Warrant Certificate had not ceased to be such an officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.

(b)    Registration Books. The Company will keep or cause to be kept at its office, maintained at the address of the Company referenced in Section 6.6, at the Company’s transfer agent, or at such other office of the Company of which the Company shall have given notice to each holder of Warrant Certificates, books for registration and transfer of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrant Certificates, the registration number and date of each of the Warrant Certificates and the Denomination thereof.

1.3 Transfer, Split Up, Combination and Exchange of Warrant Certificates; Lost or Stolen Warrant Certificates.

(a) Transfer, Split Up, etc.

(i)    Transfer. Subject to compliance with the Securities Act, any applicable state securities laws and the Company’s organizational documents, any Warrant Certificate (or portion thereof), with or without other Warrant Certificates, may be transferred to any Person for a Warrant Certificate or Warrant Certificates in an aggregate like Denomination as the Warrant Certificate or Warrant Certificates (or portions thereof) surrendered then entitled such registered holder to purchase. Any registered holder desiring to transfer any Warrant Certificate shall make such request in writing delivered to the Company, which request shall include the identity of the Transferee and the aggregate Denomination of Warrants to be transferred, and shall surrender the Warrant Certificate or Warrant Certificates (or portions thereof) to be transferred at the office of the Company referenced in Section 6.6, whereupon the Company shall deliver promptly to such Transferee a Warrant Certificate or Warrant Certificates, as the case may be, as so requested, which Warrant Certificate or Warrant Certificates shall evidence, collectively, the same aggregate Denomination of Warrants as the Warrant Certificate or Warrant Certificates (or portions thereof) so surrendered for transfer and shall issue a new Warrant Certificate to the transferor representing the Warrants retained by the Transferor if such transfer involved less than the entire Denomination of Warrants held by such Transferor.

(ii) Split Up, Combination, Exchange, etc. Any Warrant Certificate, with or without other Warrant Certificates, may be split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, in an aggregate like Denomination as the Warrant Certificate or Warrant Certificates surrendered then entitle such registered holder to purchase. Any registered holder desiring to split up, combine or exchange any Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender the Warrant Certificate or Warrant Certificates to be split up, combined or exchanged at the office of the Company referenced in Section 6.6, whereupon the Company shall deliver promptly to such registered holder a Warrant Certificate or Warrant Certificates, as the case may be, as so requested, which Warrant Certificate or Warrant Certificates shall evidence, collectively, the same aggregate Denomination as the Warrant Certificate or Warrant Certificates so surrendered for split-up, combination or exchange.

(b) Loss, Theft, etc. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of, and the loss, theft, destruction or mutilation of, any Warrant Certificate, and:

(i) in the case of loss, theft or destruction, an affidavit of loss, together with a customary and reasonable indemnity reasonably satisfactory to the Company; or

(ii) in the case of mutilation, upon surrender and cancellation thereof;

the Company at its own expense will execute and deliver, in lieu thereof, a new Warrant Certificate, dated the date of such lost, stolen, destroyed or mutilated Warrant Certificate and of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate and evidencing the same Denomination as the Warrant Certificate so lost, stolen, destroyed or mutilated.

1.4 Subsequent Issuance of Warrant Certificates.

Subsequent to the original issuance, no Warrant Certificates shall be issued except:

(a)    Warrant Certificates issued upon any transfer, combination, split up or exchange of Warrants pursuant to Section 1.3(a);

(b)    Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates pursuant to Section 1.3(b);

(c)     Warrant Certificates issued pursuant to Section 2.3 upon the partial exercise of any Warrant Certificate to evidence the unexercised portion of such Warrant Certificate; and

(d)    Warrant Certificates to reflect any adjustments pursuant to Section 4.

1.5 Effect of Issuance in Registered Form.

Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and with every other holder of a Warrant Certificate that:

(a)    the Warrant Certificates, to the extent then currently transferable, are transferable only on the registry books of the Company if and when surrendered at the office of the Company referenced in Section 6.5, duly endorsed or accompanied by an instrument of transfer (in the form attached thereto) and payment of any applicable transfer, stamp or issue tax (a “Tax”); and

(b)    the Company may deem and treat the Person in whose name each Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

2. EXERCISE OF WARRANTS; PAYMENT OF EXERCISE PRICE.

2.1 Exercise of Warrants.

(a)    Manner of Exercise. At any time and from time to time prior to the Expiration Time, the holder of any Warrant Certificate may exercise the Warrants evidenced thereby, in whole or in any part, by surrender to the Company, at its office referenced in Section 6.6, of such Warrant Certificate, together with a duly executed election to purchase (a form of which is attached to each Warrant Certificate) and payment of the applicable Exercise Price for each share of Common Stock with respect to which the Warrants are then being exercised and an amount equal to any applicable Tax (if not payable by the Company as provided in Section 3.3). Such Exercise Price shall be payable in cash or by withholding of shares of Common Stock into which the Warrants are being exercised pursuant to Section 2.1(b).

(b)    Payment in Cash or by Withholding of Common Stock. Upon exercise of any Warrants, the holder of a Warrant Certificate may pay the Exercise Price by either (i) certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to the account of the Company designated in writing by the Company or (ii) instructing the Company to withhold that number of shares of Common Stock (or fraction thereof) then issuable upon such exercise with an aggregate Market Price as of such exercise date equal to the aggregate Exercise Price. The Company acknowledges that the provisions of this clause are intended, in part, to ensure that a full or partial exchange of a Warrant Certificate will qualify as a conversion, within the meaning of paragraph (d)(3)(ii) of Rule 144 under the Securities Act.

(c)     Fractional shares of Common Stock. The Company may, in accordance with Section 2.6, pay the exercising holder cash in lieu of issuing a fractional share in connection with an exercise of Warrants; provided that, if it does not issue a fractional share in such circumstances, it will make such cash payment.

2.2 Issuance of Common Stock.

Upon timely receipt of a Warrant Certificate, accompanied by the form of election to purchase duly executed, and payment of the Exercise Price for each of the shares of the Common Stock to be purchased and by an amount equal to any applicable Tax (if not payable by the Company as provided in Section 3.3), the Company shall thereupon promptly cause certificates representing the number of whole shares of Common Stock then being purchased to be delivered to or upon the order of the registered holder of such Warrant Certificate, registered in such name or names as may be designated by such holder, and, promptly after such receipt deliver the cash, if any, to be paid in lieu of fractional shares pursuant to Section 2.6 to or upon the order of the registered holder of such Warrant Certificate.

2.3 Unexercised Warrants.

In the event that the registered holder of any Warrant Certificate shall exercise less than all the Warrants evidenced thereby, a new Warrant Certificate evidencing a number of unexercised Warrants shall be issued by the Company to the registered holder of such Warrant Certificate or to its duly authorized assigns.

2.4 Cancellation and Destruction of Warrant Certificates.

All Warrant Certificates surrendered to the Company for the purpose of exercise, payment of the Exercise Price, exchange, substitution or transfer shall be cancelled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall cancel and retire any other Warrant Certificates purchased or acquired by the Company.

2.5 Expiration.

All Warrants that have not been exercised or purchased in accordance with the provisions of this Agreement shall expire and all rights of holders of such Warrants hereunder shall terminate and cease at the Expiration Time.

2.6 Fractional shares of Common Stock.

The Company shall not be required to issue fractional shares of Common Stock upon the exercise of any Warrant. If fractional shares are not issued upon the exercise of any Warrant, there shall be paid to the holder thereof, in lieu of any fractional share of Common Stock resulting therefrom, an amount of cash equal to the product of:

(a)    the fractional amount of such share of Common Stock; and

(b)    the Market Price, as determined on the trading day immediately prior to the date of exercise of such Warrant.

2.7 RESERVED

3. AGREEMENTS OF THE COMPANY.

3.1 Reservation of Common Stock.

The Company covenants and agrees that it will at all times cause to be reserved and kept available out of its authorized and unissued shares of treasury shares of Common Stock such number of shares of Common Stock as will be sufficient to permit the exercise in full of all Warrants issued hereunder into Common Stock.

3.2 Common Stock to be Duly Authorized and Issued, Fully Paid and Nonassessable, etc; Compliance with Law

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon the exercise of any Warrant and the payment of the Exercise Price pursuant to Section 2.1 (in each case, at the time of delivery of the certificates representing such shares of Common Stock) shall (a) be duly and validly authorized and issued and fully paid and nonassessable, free of any preemptive rights in favor of any Person in respect of such issuance and free of any security interest, pledge, mortgage, lien, charge or other encumbrance created by, or arising out of actions of, the Company, in each case other than (i) resulting from the actions and circumstances of the holder of such shares of Common Stock, (ii) to the extent imposed by applicable laws or (iii) in the Company’s organizational documents and (b) be issued without violation of any applicable Law.

3.3 Taxes.

The Company covenants and agrees that it will pay when due and payable any and all Taxes and charges that may be payable in respect of the initial issuance or delivery of:

(a)    each Warrant Certificate;

(b)    each Warrant Certificate issued in exchange for any other Warrant Certificate pursuant to Section 1.3, Section 2.3 or Section 4; and

(c)     each share of Common Stock issued upon the exercise of any Warrant.

The Company shall not, however, be required to:

(i) pay any Tax that may be payable in respect of the transfer or delivery of Warrant Certificates in a name other than that of the registered holder of the Warrant Certificate surrendered for exercise, conversion, transfer or exchange (any such Tax being payable by the holder of such certificate at the time of surrender); or

(ii) issue or deliver any such certificates referred to in the foregoing clause (i) until any such Tax referred to in the foregoing clause (i) shall have been paid.

3.4 Common Stock Record Date.

Each Person in whose name any certificate for shares of Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificates (if any) shall be dated, the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered with an election to purchase attached thereto duly executed and payment of the aggregate Exercise Price (and any applicable Taxes, if payable by such Person) was made.

3.5 Rights in Respect of Common Stock.

Prior to the exercise of the Warrants evidenced thereby, the holder of a Warrant Certificate shall not be entitled to any rights of a stockholder of the Company with respect to the Common Stock into which the Warrants shall be exercisable, including, without limitation, the right to vote in respect of any matter upon which the holders of Common Stock may vote, the right to receive any distributions of cash or property and, except as expressly set forth herein, the right to receive any notice of any proceedings of the Company. Prior to the exercise of the Warrants evidenced thereby, the holders of the Warrant Certificates shall not have as such any obligation in respect of any assessment or any other obligation or liability as a stockholder of the Company, whether such obligations or liabilities are asserted by the Company or by creditors of the Company.

3.6 Noncircumvention.

The Company hereby covenants and agrees that the Company will not, by amendment of its charter, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Agreement, and will at all times in good faith carry out all the provisions of this Warrant Agreement.

4. ANTI-DILUTION ADJUSTMENTS.

4.1 Adjustments.

The number of shares of Common Stock purchasable upon the exercise of each Warrant, and the Exercise Price, shall be subject to adjustment as set forth in this Section 4; provided that no adjustment of the Exercise Price shall result in an increase in the Exercise Price.

4.2 Stock Splits, Subdivisions, Reclassifications or Combinations.

If the Company shall (i) declare and pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the Denomination of any Warrant Certificate and the Common Stock issuable upon exercise of any Warrants at the time of the record date for such dividend or effective date of such split, reverse split, subdivision, combination or reclassification shall be proportionately adjusted so that the holder of such Warrants after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to such Warrants after such date had such Warrants been exercised immediately prior to such date. In such event the Exercise Price in effect at the time of the effective date of such split, reverse split, subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of shares of Common Stock issuable upon the exercise of such Warrants immediately before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, split, reverse split, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of shares of Common Stock issuable upon exercise of such Warrants determined pursuant to the immediately preceding sentence; provided that the Exercise Price shall not be adjusted to be less than the par value of the Common Stock; provided, further, that the adjustment to the Exercise Price in this Section 4.2 may result in an increase in the Exercise Price, notwithstanding Section 4.1.

4.3 Price Based Anti-Dilution

(a) Without duplication of the adjustments set forth in Sections 4.2 or 4.4, if the Company shall issue after the Second Merger Effective Time or sell any shares of Common Stock (as actually issued or, pursuant to Section 4.3(b), deemed to be issued) for a consideration per share less than either the Market Price per share or the Exercise Price immediately prior to such issuance or sale, or if earlier, upon the execution of the definitive documentation with respect to such issuance or sale (the “Effective Time”), then immediately upon the Effective Time the Denomination of any Warrant Certificate and the number of shares of Common Stock issuable upon exercise of any Warrants at the time of the effective date shall be increased by multiplying such number of shares of Common Stock by a fraction, (i) the numerator of which shall be the number of shares of Common Stock actually outstanding immediately prior to the Effective Time plus the number of shares of Common Stock so issued or sold (or deemed to be issued or sold pursuant to Section 4.3(b)), and (ii) the denominator of which shall be the number of shares of Common Stock actually outstanding immediately prior to the Effective Time plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of shares of Common Stock so issued or sold (or deemed to be issued or sold pursuant to Section 4.3(b)) would purchase if such shares were sold at the greater of the Market Price or the Exercise Price, and the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) by the inverse of such fraction. For the purposes of this Section 4.3(a), none of the following issuances shall be considered the issuance or sale of Common Stock:

(i) the issuance of Common Stock (a) upon the conversion or exercise of any then-outstanding Common Stock Equivalents; (b) to Persons in connection with joint ventures, strategic alliances or other commercial relationships with such Person relating to the operation of the Company’s business and not for the primary purpose of raising equity capital, in connection with Business Combinations, or transactions in which the Company, directly or indirectly, acquires another business or the assets thereof or (c) in an offering for cash for account of the Company that is underwritten on a firm commitment basis and is registered with the Securities and Exchange Commission;

(ii) the issuance of any Common Stock or Common Stock Equivalents for which the adjustment provided in Section 4.2 applies; or

(iii) the issuance of shares of Common Stock or Common Stock Equivalents to employees or directors of either the Company or any Company Subsidiary that is approved by the Board of Directors.

(b) For the purposes of Section 4.3(a), the following subparagraphs (i) to (iii), inclusive, shall also be applicable:

(i) If the Company shall grant any rights to subscribe for, or any rights or options to purchase, Common Stock Equivalents, whether or not such rights or options or the right to convert or exchange any such Common Stock Equivalents are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Common Stock Equivalents (determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of any such rights or options which relate to such Common Stock Equivalents, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Common Stock Equivalents and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Common Stock Equivalents issuable upon the exercise of such rights or options) shall be less than the Exercise Price or the Market Price per share of Common Stock immediately prior to the earlier of (x) the time of the granting of such rights or options and (y) the time of execution of definitive documentation with respect to such grant (such earlier time of (x) and (y) to be the “Effective  Time” for purposes of Section 4.3(a)), then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Common Stock Equivalents issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options or the date of execution of definitive documents, if earlier) be deemed to be outstanding and to have been issued for such price per share; provided that no further adjustment of the conversion price pursuant to this Section 4.3(a) or Section 4.3(b)(i) shall be made (x) upon the actual issuance or sale of such Common Stock Equivalents upon the exercise of any rights to subscribe for, or any rights or options to purchase, such Common Stock Equivalents or (y) upon the actual issuance or sale of such Common Stock upon the exercise of any such Common Stock Equivalents, including without limitation, in each case of clauses (x) and (y) with respect to shares of Common Stock Equivalents or Common Stock issued or issuable as a result of the effect of antidilution adjustments under any such security.

(ii) If the Company shall issue or sell any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Common Stock Equivalents) shall be less than the Exercise Price or the Market Price per share of Common Stock immediately prior to the Effective Time for such issuance or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of such Common Stock Equivalents shall (as of the Effective Time) be deemed to be outstanding and to have been issued for such price per share, provided that no further adjustment of the conversion price pursuant to this Section 4.3(a) or Section 4.3(b)(ii) shall be made upon the actual issuance or sale of such Common Stock upon the exercise of any such Common Stock Equivalents, including without limitation, in each case with respect to shares of Common Stock issued or issuable as a result of the effect of antidilution adjustments under any such security.

(iii) In case at any time any shares of Common Stock or Common Stock Equivalents or any rights or options to purchase any such Common Stock or Common Stock Equivalents shall be issued or sold for cash to a non-Affiliate of the Company, the consideration received therefor shall be deemed to be the amount received by the Company therefor. In case any shares of Common Stock or Common Stock Equivalents or any rights or options to purchase any such Common Stock or Common Stock Equivalents shall be issued or sold to an Affiliate of the Company or for a consideration other than or in addition to cash, the amount of the consideration received by the Company shall be deemed to be the Fair Market Value of solely such consideration received by the Company in respect of such purchase of Common Stock or Common Stock Equivalents.

4.4 Other Distributions. In case the Company shall fix a record date for the making of a dividend or distribution to holders of shares of its Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants (excluding dividends of its Common Stock and other dividends or distributions referred to in Section 4.2), in each such case, the Exercise Price in effect prior to such record date shall be reduced immediately thereafter to the price determined by multiplying the Exercise Price in effect immediately prior to the reduction by the quotient of (x) the Market Price of the Common Stock on the last trading day preceding the first date on which the Common Stock trades on the Exchange on which the Common Stock is listed or admitted to trading without the right to receive such distribution, minus the amount of cash and/or the Fair Market Value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed in respect of one share of Common Stock (such amount and/or Fair Market Value, the “Per Share Fair Market Value”) divided by (y) such Market Price on such date specified in clause (x); such adjustment shall be made successively whenever such a record date is fixed. In such event, the Denomination of any Warrant Certificate and the Common Stock issuable upon the exercise of any Warrants shall be increased to the number obtained by dividing (x) the product of (1) the number of shares of Common Stock issuable upon the exercise of such Warrants before such adjustment, and (2) the Exercise Price in effect immediately prior to the distribution giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of shares of Common Stock issuable upon exercise of such Warrants then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights, cash or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of shares of Common Stock that would then be issuable upon exercise of such Warrants if such record date had not been fixed.

4.5 Business Combinations.

In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 4.2), a holder’s right to receive shares of Common Stock upon exercise of any Warrants shall be converted into the right to exercise such Warrant to acquire the number of shares of stock or other securities or property (including cash) which the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of such Warrants immediately prior to such Business Combination or reclassification would have been entitled to receive upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of such holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to such holder’s right to exercise such Warrants in exchange for any shares of stock or other securities or property pursuant to this Section 4.5. In determining the kind and amount of stock, securities or the property receivable upon exercise of any Warrants following the consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the holder of such Warrants shall be entitled to elect the kind or amount of consideration receivable upon consummation of such Business Combination. The Company shall not enter into or be party to any Business Combination unless the successor of the Company (if any), assumes in writing the obligation to deliver to each holder of Warrants hereunder in exchange for such Warrants a security of such successor evidenced by a written instrument substantially similar in form and substance to this Agreement.

4.6 Expiration of Rights or Options.

Upon the expiration of any rights or options to subscribe for, purchase or convert or exchange Common Stock or

Common Stock Equivalents in respect of the issuance, sale or grant of which adjustment was made pursuant to Section 4.3, without the exercise thereof, the Exercise Price and the number of shares of Common Stock purchasable upon the exercise of the Warrants shall, upon such expiration, be readjusted (and such readjustment may result in an increase in the Exercise Price, notwithstanding Section 4.1, not to exceed the Exercise Price prior to such original adjustment) and shall thereafter be such Exercise Price and such number of shares of Common Stock as would have been in effect had such Exercise Price and such number of shares of Common Stock not been originally adjusted (or had the original adjustment not been required, as the case may be), as if:

(a) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights or options; and

(b) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all of such rights or options, whether or not exercised; provided that no such readjustment shall have the effect of increasing the Exercise Price by an amount in excess of the amount of the reduction initially made in respect of the issuance, sale, or grant of such rights or options.

4.7 Rounding of Calculations; Minimum Adjustments.

All calculations under this Section 4 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one- hundredth (1/100th) of a share, as the case may be. Any provision of this Section 4 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of shares of Common Stock into which any Warrants are exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the earlier of (i) the time of any exercise of Warrants and (ii) the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, or more.

4.8 Timing of Issuance of Additional Common Stock Upon Certain Adjustments.

In any case in which the provisions of this Section 4 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrants exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such holder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon written request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

4.9 Miscellaneous.

(a) Statement Regarding Adjustments. Whenever after the Second Merger Effective Time the Exercise Price or the number of shares of Common Stock into which any Warrants are exercisable shall be adjusted as provided in Section 4, the Company shall promptly file at the principal office of the Company referenced in Section 6.6 a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of shares of Common Stock into which such Warrants shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, or email to each holder of Warrants at the address or email address appearing in the Company’s records.

(b) Notice of Adjustment Event. In the event that the Company shall propose after the Second Merger Effective Time to take any action of the type described in this Section 4 (but only if the action of the type described in this Section 4 would result in an adjustment in the Exercise Price or the number of shares of Common Stock into which Warrants are exercisable or a change in the type of securities or property to be delivered upon exercise of Warrants), the Company shall give notice to the holders of Warrants, in the manner set forth in Section 4.9(a), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of any Warrants. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Without limiting the foregoing, to the extent notice of any of the foregoing actions or events is given to the holders of the Common Stock, such notice shall be provided to the holders of the Warrants on or before such notice to the holders of Common Stock.

(c) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 4, the Company shall take any action which may be necessary, including obtaining regulatory, New York Stock Exchange, NASDAQ Stock Market or other applicable national securities exchange (an “Exchange”) or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the holders are entitled to receive upon exercise of this any Warrants pursuant to this Section 4.

(d) Adjustment Rules. Any adjustments pursuant to this Section 4 shall be made successively whenever an event referred to herein shall occur. If more than one subsection of this Section 4 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 4 so as to result in duplication. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

(e) Merger Agreement. Notwithstanding anything contained herein to the contrary, the consummation of the transactions contemplated by the Merger Agreement (including the issuance of any shares of Common Stock by the Company contemplated therein) will not result in, or cause any adjustment in, the Exercise Price or the number of shares of Common Stock into which any Warrants are exercisable pursuant to this Section 4.

5. INTERPRETATION OF THIS AGREEMENT.

5.1 Certain Defined Terms.

For the purpose of this Agreement, the following terms shall have the meanings set forth below or set forth in the Section hereof following such term:

“Affiliate” means, with respect to any Person, (a) a director, officer or shareholder of such Person, (b) in the case of a natural person, a spouse, parent, sibling or descendant of such Person (or spouse, parent, sibling or descendant of any director or executive officer of such Person) and (c) any other Person that, directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person, at such time; provided, however, that none of the Holders shall be deemed to be an “Affiliate” of the Company and no Person holding any one or more of the Warrants shall be deemed to be an “Affiliate” of the Company solely by virtue of the ownership thereof.

“Agreement” means this Amended and Restated Warrant Agreement as it may from time to time be amended, restated, modified or supplemented.

“Board of Directors” means the board of directors of the Company, including any duly authorized committee thereof.

“Beneficially Own” has the meaning has the meaning given to it in Section 13D of the Exchange Act and the rules promulgated thereunder.

“Business Combination” means any consolidation of the Company with, or merger of the Company with or into, another Person (other than a merger in which (a) the Company is the surviving corporation, (b) that does not result in any reclassification or change of shares of Common Stock outstanding immediately prior to such merger and (c) the holders of Common Stock are not entitled to receive any consideration therefrom), or any sale or conveyance to another Person of the assets of the Company substantially as an entirety.

“business day” means any day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by Law or executive order to close.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“Charter” means, with respect to any Person, its certificate or articles of incorporation, articles of association, or similar organizational document.

“Common Stock” means the Company’s common stock, par value $.0001 per share.

“Common Stock Equivalents” means all options, derivatives, rights, warrants and convertible, exercisable or exchangeable securities or instruments (including, without limitation, awards or grants of such securities or instruments to directors, officers, employees or consultants of the Company or to other persons).

“Company” has the meaning set forth in the introductory paragraph hereof.

“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting Securities, by contract or otherwise.

“Denomination” means, in the case of any Warrant Certificate, the number of shares of Common Stock issuable upon exercise of the Warrants represented by such Warrant Certificate.

“Effective Date” shall mean the date on which the Second Merger is consummated in accordance with the terms of the Merger Agreement.

“Effective Time” has the meaning set forth in Section 4.3(a).

“Exchange” has the set forth in Section 4.9(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exercise Price” means, prior to any adjustment pursuant to Section 4 of this Agreement, the Initial Exercise Price; and thereafter, the Initial Exercise Price as successively adjusted and readjusted from time to time in accordance with the provisions of Section 4.

“Expiration Time” means 5:00 p.m., Eastern time, on the tenth (10th) year anniversary of June 29, 2017.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board of Directors, acting in good faith and transmitted to the holders of Warrants by written notice. The Required Warrantholders may object in writing to the Board of Director’s calculation of Fair Market Value within 10 days of receipt of such written notice thereof. If the Required Warrantholders and the Board of Directors are unable to agree on Fair Market Value during the 10-day period following the delivery of the Required Warrantholders’ objection, then the Board of Directors shall select and approve an appraiser of national recognition experienced in the business of evaluating or appraising the market value of securities (which appraiser shall be subject to approval by the Required Warrantholders, which approval shall not be unreasonably withheld, conditioned or delayed). The Fair Market Value established by such appraiser shall be conclusive and binding on the parties. The fees and expenses for such appraiser shall be borne 50% by the Company, on the one hand, and 50% by the holders of Warrants, on the other hand.

“Initial Exercise Price” means, with respect to each Warrant Certificate issued to a Holder on the Issue Date, $2.00.

“Issue Date” means June 29, 2017.

“Law” has the set forth in Section 1.1.

“Market Price” means, with respect to a particular security, on any given day, the volume weighted average trading price for the period of ten consecutive trading days ending on the trading day prior to such given day as reported by Bloomberg Financial Markets, or any successor thereto, through its “Volume Weight Average Price” function, on the Exchange on which the applicable securities are listed or admitted to trading. “Market Price” shall be determined without reference to after hours or extended hours trading. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair market value per share of such security as determined in good faith by the Board of Directors in reliance on an opinion of a nationally recognized independent investment banking corporation retained by the Company for this purpose (which opinion shall be made available to the holders of Warrants); provided that the Required Warrantholders may object in writing to the Board of Director’s calculation of fair market value within 10 days of receipt of written notice thereof. If the Required Warrantholders and the Board of Directors are unable to agree on fair market value during the 10-day period following the delivery of the Required Warrantholders’ objection, then the Board of Directors shall select and approve an appraiser experienced in the business of evaluating or appraising the market value of securities (which appraiser shall be subject to approval by the Required Warrantholders, which approval shall not be unreasonably withheld, conditioned or delayed). The Market Price established by such appraiser shall be conclusive and binding on the parties. In the event the Market Price established by such appraiser is greater than the Market Price previously determined by the Board of Directors, the fees and expenses for such appraiser shall be borne by the Company. In the event the Market Price established by such appraiser is less than or equal to the Market Price previously determined by the Board of Directors, the fees and expenses for such appraiser shall be borne by the holders of Warrants. For the purposes of determining the Market Price of the Common Stock on the “trading day” preceding, on or following the occurrence of an event, (i) that trading day shall be deemed to commence immediately after the regular scheduled closing time of trading on the Nasdaq Stock Market or, if trading is closed at an earlier time, such earlier time and (ii) that trading day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last trading day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00

p.m. closing price).

“Original Warrant Agreement” has the meaning set forth in the recitals hereto.

“Per Share Fair Market Value” has the meaning set forth in Section 4.4.

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Holders” has the meaning set forth in the introductory paragraph hereof.

“Required Warrantholders” means, at any time, the holders of Warrants representing at least a majority of the Common Stock issuable upon exercise of the Warrants issued and outstanding hereunder and not previously exercised (exclusive of any Warrants directly or indirectly held by the Company or any Affiliate of the Company).

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Tax” or “Taxes” has the meaning set forth in Section 1.5(a).

“trading day” means (A) if the shares of Common Stock are not traded on any national or regional securities exchange or association or over-the-counter market, a business day or (B) if the shares of Common Stock are traded on any national or regional securities exchange or association or over-the-counter market, a business day on which such relevant exchange or quotation system is scheduled to be open for business and on which the shares of Common Stock (i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market for any period or periods aggregating one half hour or longer; and (ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the shares of Common Stock.

“Transferee” means any registered transferee of all or any part of any one or more Warrant Certificates initially acquired by the Holders under this Agreement.

“Warrant” means a warrant to initially purchase one share of Common Stock issued pursuant to this Agreement.

“Warrant Certificate” means a certificate evidencing the Warrants in the form of Attachment A.

5.2 Section Heading and Table of Contents and Construction.

(a) Section Headings and Table of Contents, etc. The titles of the Sections of this Agreement and any Table of Contents of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words “herein,” “hereof,” “hereunder” and “hereto” refer to this Agreement as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes and Attachments are, unless otherwise specified, references to Annexes and Attachments attached to this Agreement.

(b) Independent Construction. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

5.3 Directly or Indirectly.

Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, including actions taken by or on behalf of any partnership in which such Person is a general partner.

5.4 Governing Law.

THIS AGREEMENT AND THE WARRANT CERTIFICATES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF TO THE EXTENT THAT ANY SUCH RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE DELAWARE GENERAL CORPORATION LAW SPECIFICALLY AND MANDATORILY APPLIES.

6. MISCELLANEOUS.

6.1 Condition to Effectiveness; Termination.

(a) The parties agree and acknowledge that, notwithstanding anything to the contrary herein, the effectiveness of this Agreement is conditioned upon, and shall not be binding or effective until, the occurrence of the First Merger Effective Time (as such term is defined in the Merger Agreement) in accordance with the terms and conditions of the Merger Agreement.

(b) In the event that the Merger Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be null and void ab initio and of no effect whatsoever, and the Original Warrant Agreement shall remain in full force and effect and shall continue to be binding on and enforceable against the Company and the Holders.

6.2 Expenses.

Issuance of certificates for shares of Common Stock to a holder upon the exercise of any Warrants shall be made without charge to such holder for any Tax or stamp duty in respect of the issuance of such certificates, all of which Taxes and stamp duties shall be paid by the Company (for the avoidance of doubt, specifically excluding the Taxes not payable by the Company pursuant to Section 3.3).

6.3 Amendment and Waiver.

This Agreement may be amended, and the observance of any term of this Agreement may be waived, with and only with the written consent of the Company and the Required Warrantholders; provided, however, that no amendment or waiver of the provisions of Section 2.1, this Section 6.3, Section 4 or of any term defined in Section 5.1 to the extent used in such specifically referenced Sections, may be made without the prior written consent of all holders of Warrants then outstanding (excluding any Warrants directly or indirectly held by the Company or any Affiliate of the Company); and, provided, further, that:

(a) no such amendment or waiver of any of the provisions of this Agreement pertaining to the Exercise Price or the number of shares or kind of Common Stock that may be purchased upon exercise of each Warrant; and

(b) no change accelerating the occurrence of the Expiration Time;

shall be effective as to a holder of Warrants unless consented to in writing by such holder.

6.4 Entire Agreement; Termination of Original Warrant Agreement.

This Agreement and the Warrant Certificates embody the entire agreement and understanding among the Company and the Holders, and supersede all prior agreements and understandings, relating to the subject matter hereof. The Company and the Holders hereby acknowledge and agree that as of the Effective Date, the Original Warrant Agreement and any Warrant Certificate issued thereunder are terminated and of no further force and effect and confirm, pursuant to Section 6.2 of the Original Warrant Agreement, that all provisions thereof are terminated and of no further force and effect and the Original Warrant Agreement and any Warrant Certificate issued thereunder are hereby superseded and replaced by this Agreement, which amends and restates the Original Agreement and any Warrant Certificate issued thereunder in their entirety. Each Holder shall, on or promptly following the Second Merger Effective Time, deliver and surrender to the Company any Warrant Certificate issued under the Original Agreement in such Holder’s possession.

6.5 Successors and Assigns; Multiple Holders.

All covenants and other agreements in this Agreement made by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto to the extent they become holders of Warrants (including, without limitation, any Transferee) whether so expressed or not. Notwithstanding the foregoing sentence, the Company may not assign any of its rights, duties or obligations hereunder or under the Warrant Certificates except pursuant to the terms of this Agreement without the prior written consent of the Required Warrantholders.

Each holder of a Warrant agrees that (i) no other holder of a Warrant will by virtue of this Warrant or exercise thereof be under any fiduciary or other duty to give or withhold any consent or approval under this Warrant or to take any other action or omit to take any action under this Warrant and (ii) each other holder of a Warrant may act or refrain from acting under this Warrant as such other holder may, in its discretion, elect.

6.6 Notices and Information.

All communications hereunder or under the Warrants shall be in writing and shall be delivered either by certified or registered mail, postage pre-paid, return receipt requested, email or nationally recognized overnight courier, and shall be addressed to the following addresses:

(a) if to a Holder, at its address set forth on Annex 2 to this Agreement, or at such other address as such Holder shall have specified to the Company in writing;

(b) if to any other holder of any Warrant Certificate, addressed to such other holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Warrant Certificate that shall have so specified an address to the Company; and

(c) if to the Company, at the address set forth on Annex 3 to this Agreement, or at such other address as the Company shall have specified to each holder of Warrants in writing.

Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) by a nationally recognized overnight delivery service which provides proof of delivery or on the date postmarked if sent by registered or certified mail or upon receipt by the recipient’s email server if directed to the email address provided in the notice section hereof, as the case may be. Any communication not so addressed and delivered shall be ineffective unless actually received by the intended addressee. Notwithstanding the foregoing provisions of this Section 6.6, service of process in any suit, action or proceeding arising out of or relating to this Agreement or any document, agreement or transaction contemplated hereby shall be delivered in the manner provided in Section 6.9(c).

Upon exercise of any Warrant pursuant to the terms hereof, the Company will use commercially reasonable efforts to answer a limited number of reasonable questions and provide a limited amount of reasonable documentation regarding any non-confidential information supporting its calculation of Fully Diluted Common Stock and the related shares of Common Stock issuable for the Denomination of such Warrant being exercised.

6.7 Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8 Execution in Counterpart.

This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

6.9 Waiver of Jury Trial; Consent to Jurisdiction, Etc.

(a) Waiver of Jury Trial. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE WARRANTS OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY.

(b) Consent to Jurisdiction. ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE WARRANTS, OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN TORT, CONTRACT OR OTHERWISE) OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS AGREEMENT, THE WARRANTS OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY SHALL BE BROUGHT BY SUCH PARTY IN ANY NEW YORK STATE COURT OR FEDERAL DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) Service of Process. EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. REGISTERED MAIL AT THE ADDRESSES PROVIDED HEREIN

FOR NOTICES SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE WARRANTS OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER, UNDER THE WARRANTS OR UNDER ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

[Remainder of page intentionally left blank; next page is signature page]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

COMPANY:

BioScrip, Inc.

By:
Name:
Title:

HOLDERS:

ASSF IV AIV B HOLDINGS, L.P.

By: ASSF IV AIV B HOLDINGS GP LLC,
its general partner
By: ASSF IV AIV B, L.P.,
its sole member
By: ASSF MANAGEMENT IV, L.P.,
its general partner
By: ASSF MANAGEMENT IV GP LLC,
its general partner

By:
Name:
Title:

HOLDERS:

J.P. Morgan Securities LLC

By:
Name:
Title:

HOLDERS:

Goldman Sachs & Co. LLC

By:
Name:
Title:

HOLDERS:

Western Asset Middle Market Debt Fund Inc.
Western Asset Middle Market Income Fund Inc
By: Western Asset Management Company,
as its Investment Manager and Agent

By:
Name:
Title:

ATTACHMENT A
[FORM OF WARRANT CERTIFICATE]

THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES ISSUABLE HEREBY, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE COMPANY, IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A CERTAIN AMENDED AND RESTATED WARRANT AGREEMENT, DATED AS OF MARCH [  ], 2019, THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE. A COPY OF SUCH AGREEMENT IS AVAILABLE FROM THE COMPANY UPON REQUEST.

WARRANT CERTIFICATE

BIOSCRIP, INC.

No. WRT- Warrants

Date: [ ], 20[ ]

This Warrant Certificate certifies that                                  , or registered assigns, is the registered holder of Warrants entitling the owner thereof to purchase at any time on or after the date hereof and on or prior to the Expiration Time, [ ] fully paid and nonassessable shares of Common Stock, $0.0001 par value per share (the “Common Stock”), of BIOSCRIP, INC., a Delaware corporation (together with its successors and assigns, the “Company”), at a purchase price (subject to adjustment as provided in the Warrant Agreement (as defined below), the “Exercise Price”) of $2.00 per share of Common Stock upon presentation and surrender of this Warrant Certificate to the Company with a duly executed election to purchase and payment of the Exercise Price (including by withholding of shares of Common Stock), all in the manner set forth in the Warrant Agreement (defined below). The Denomination of each Warrant and the Exercise Price are the Denomination and the Exercise Price as of the date hereof, and are subject to adjustment as referred to below.

The Warrants are issued pursuant to an Amended and Restated Warrant Agreement (as it may from time to time be amended or supplemented, the “Warrant Agreement”), dated as of March 14, 2019, among the Company and the Holders named therein, and are subject to all of the terms, provisions and conditions thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, obligations, duties and immunities of the Company and the holders of the Warrant Certificates. Capitalized terms used, but not defined, herein have the respective meanings ascribed to them in the Warrant Agreement. In the event of any conflict between this Warrant Certificate and the Warrant Agreement, the Warrant Agreement shall control and govern.

As provided in the Warrant Agreement, the Exercise Price and the Denomination evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment. Except as otherwise set forth in, and subject to, the Warrant Agreement, the Expiration Time of this Warrant Certificate is as set forth in the Warrant Agreement.

Subject to the limitations set forth in the Warrant Agreement, this Warrant Certificate shall be exercisable, at the election of the holder, at any time on or after the date hereof and on or prior to the Expiration Time either as an entirety or in part from time to time. If this Warrant Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, another Warrant Certificate or Warrant Certificates for the Warrants not exercised. This Warrant Certificate, with or without other Warrant Certificates, upon surrender in the manner set forth in the Warrant Agreement and subject to the conditions set forth in the Warrant Agreement, may be transferred or exchanged for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants entitling the holder to a like number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered shall have entitled such holder to purchase.

Except as expressly set forth in the Warrant Agreement, no holder of this Warrant Certificate shall be entitled to vote or receive distributions or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company that may at any time be issued upon the exercise hereof, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a holder of a share of Common Stock in the Company or any right to vote upon any matter submitted to holders of shares of Common Stock at any meeting thereof, or to give or withhold consent to any corporate action of the Company (whether upon any recapitalization, issuance of stock, reclassification of Securities, change of par value, consolidation, merger, conveyance, or otherwise), or to receive dividends or subscription rights, or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

In the event of any inconsistency between this warrant Certificate and the Warrant agreement, the terms of the Warrant Agreement shall govern.

THIS WARRANT CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE COMPANY AND THE HOLDER HEREOF SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF TO THE EXTENT THAT ANY SUCH RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE DELAWARE GENERAL CORPORATION LAW SPECIFICALLY AND MANDATORILY APPLIES.

WITNESS the signature of a proper officer of the Company as of the date first above written.

BIOSCRIP, INC.
By:
Name:
Title:

[FORM OF ASSIGNMENT]

(To be executed by the registered holder if

such holder desires to transfer the Warrant Certificate)

FOR VALUE RECEIVED,                                      hereby sells, assigns and transfers unto (Please print name and address of transferee.)

the accompanying Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint:

attorney, to transfer the accompanying Warrant Certificate on the books of the Company with full power of substitution. Dated: , 20 .

[HOLDER]
By:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

[FORM OF ELECTION TO PURCHASE]

(To be executed by the registered holder if

such holder desires to exercise the Warrant Certificate)

To: BIOSCRIP, INC.

The undersigned hereby irrevocably elects to exercise                                    Warrants represented by the accompanying Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that certificates for such shares be issued in the name of:

(Please print name and address.)

(Please insert social security or other identifying number.)

If such number of Warrants being exercised by the undersigned are not all the Warrants evidenced by the accompanying Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

(Please print name and address.)

(Please insert social security or other identifying number.)

The undersigned is paying the Exercise Price for the Common Stock to be issued on exercise of the foregoing Warrants, unless payment of such Exercise Price has been waived by the Company, by

☐ certified or bank check by wire transfer, or

☐ withholding of shares of Common Stock into which the Warrants are being exercised.

Dated:    , 20  .

[HOLDER]
By:

NOTICE

The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

ANNEX 1

Warrants Held on the Effective Date by the Holders

Holder	Total Number of Warrants
ASSF IV AIV B Holdings, L.P.	4,520,354
Amari Investments Pte. Ltd.	1,506,784
J.P. Morgan Securities LLC	753,398
Goldman Sachs & Co. LLC	1,130,081
Western Asset Middle Market Debt Fund Inc.	113,016
Western Asset Middle Market Income Fund Inc	263,683

ANNEX 2
Address for Holders for Notices

ASSF IV AIV B HOLDINGS, L.P.

ASSF IV AIV B Holdings, L.P.

c/o Ares Management LLC

2000 Avenue of the Stars, 12th Floor

Los Angeles, CA 90067

J.P. MORGAN SECURITIES LLC

J.P. Morgan Securities LLC

4 New York Plaza, 15th Floor, Mail Code NY1-E054

New York, New York 10004

Attention: Jeffrey L. Panzo

Email: Jeffrey.L.Panzo@JPMorgan.com

Phone No.: (212) 499-1435

GOLDMAN SACHS & CO. LLC

Goldman Sachs & Co. LLC

200 West Street, 26th Floor

Attn: Paul Burningham and Paige Cataruozolo

New York, New York 10282

Email: ficc-amssg-mo@gs.com

Phone No.: (917) 343-8393 (Paul Burningham),

(917) 343-3096 (Paige Cataruozolo)

WESTERN ASSET MIDDLE MARKET DEBT FUND INC.

WESTERN ASSET MIDDLE MARKET INCOME FUND INC

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

Attention: Legal Department

ANNEX 3
Address of Company for Notices

BioScrip, Inc.

1600 Broadway, Suite 700

Denver, CO 80202

Attn: Stephen Deitsch, Senior Vice President,

Chief Financial Officer & Treasurer

Email: Stephen.Deitsch@bioscrip.com

Telecopy Number: (720) 468-4040

With a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher, LLP

200 Park Avenue

New York, New York 10036

Attention: Sean P. Griffiths

Email: sgriffiths@gibsondunn.com

Telecopy Number: (212) 251-5222

Exhibit C

[Amended and Restated Registration Rights Agreement]

See attached.

Final Form

Exhibit C

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT (this “Amendment”), effective as of March 14, 2019, is by and between BioScrip, Inc. (the “Company”), and the stockholders of the Company signatory hereto (each a “Stockholder” and collectively, the “Stockholders”). Capitalized but otherwise undefined terms herein have the meanings given to them in the Registration Rights Agreement (as defined below).

WHEREAS, the Company and the Stockholders are party to that certain Registration Rights Agreement, dated June 29, 2017 (the “Registration Rights Agreement”), governing the Company’s obligations to register Registrable Securities of the Stockholders; and

WHEREAS, in connection with entering into that certain (i) Amended and Restated Warrant Agreement, dated as of the date hereof, by and between the Company and the Stockholders (the “Warrant Amendment”), (ii) those certain letter agreements, dated as of the date hereof, by and between the Company and each of the Stockholders (the “Letter Agreements”), pursuant to which the Company will issue an aggregate of 1,855,747 shares of Common Stock of the Company upon the closing of the transactions contemplated by the Merger Agreement (as defined below), and (iii) that certain Agreement and Plan of Merger, dated as of the date hereof, by and among the Company, HC Group Holdings II, Inc. and the other parties thereto, the Company and the Stockholders desire to amend the Registration Rights Agreement pursuant to Section 11(c) thereof and upon such terms as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendment to Registration Rights Agreement.

(a)  Section 1(a) of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Short-Form Registrations. At any time after June 29, 2018 ~~twelve (12) months following the date hereof~~, with respect to the Purchased Shares and the Common Stock that has been or will be issued upon exercise of the Warrants, or at any time after the twelve month anniversary of the First Merger Effective Time (as defined in the Merger Agreement), with respect to the Amendment Shares, each Holder may request registration under the Securities Act of all or any portion of its Registrable Securities on Form S-3 or any successor form (each, a “Short-Form Registration”), which may, if so requested, be a “shelf” registration under Rule 415 under the Securities Act. A registration shall not count as one of the permitted Short-Form Registrations unless and until a registration statement relating thereto has become effective under the Securities Act. Each request for a Short-Form Registration shall specify the number of Registrable Securities requested to be registered.

(b)  Section 1(b) of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Long-Form Registrations. At any time that a Holder is then eligible to request registration under the Securities Act of all or any portion of its Registrable Securities but where Short-Form Registration pursuant to Section 1(a) of this Agreement is not available to be used by the Company in respect of such proposed registration, but in no event earlier than ~~twelve (12) months following the date hereof~~ June 29, 2018, with respect to the Purchased Shares and the Common Stock that has been or will be issued upon exercise of the Warrants, or the twelve month anniversary of the First Merger Effective Time (as defined in the Merger Agreement), with respect to the Amendment Shares, each Holder shall be entitled to request a registration on Form S-1 or any similar form (each, a “Long-Form Registration”). A registration shall not count as one of the permitted Long-Form Registrations unless and until a registration statement relating thereto has become effective under the Securities Act and each requesting Holder is able to register and sell at least thirty percent (30%) of its Registrable Securities thereunder.

(c)  The definition of Registrable Securities in Section 10 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““Registrable Securities” means the Purchased Shares, the Amendment Shares and the Common Stock that has been or will be issued upon exercise of the Warrants, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise, in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a Registration Statement covering such securities has been declared effective by the Securities and Exchange Commission and such securities have been disposed of pursuant to such effective Registration Statement, (B) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (C) the aggregate amount of such securities held by each Holder, together with all Affiliates of each such Holder and persons forming a “group” with each such Holder (within the meaning of Regulation 13D under the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder (“Regulation 13D”)), consists of beneficial ownership (within the meaning of Regulation 13D) of less than 5.0% of the Common Stock of the Company and such securities are eligible for sale by each such Holder without registration pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act without limitation thereunder on volume or manner of sale, (D) such securities are otherwise transferred and such securities may be resold without limitation or subsequent registration under the Securities Act, (E) such securities shall have ceased to be outstanding, or (F) the stock certificates or evidences of book-entry registration relating to such securities have had all restrictive legends removed.”

(d)  The following defined term shall be added to Section 10 of the Registration Rights Agreement:

““Amendment Shares” means the shares of Common Stock that the Company issued to the Stockholders pursuant to those certain letter agreements, dated as of March 14, 2019, by and between the Company and each of the Stockholders, in connection with the Amended and Restated Warrant Agreement, dated as of March 14, 2019, by and between the Company and the Stockholders.”

2.  Condition to Effectiveness; Termination. The Company and the Stockholders agree and acknowledge that, notwithstanding anything to the contrary herein, the effectiveness of this Amendment is conditioned upon, and shall not be binding or effective until, the occurrence of the First Merger Effective Time (as such term is defined in the Merger Agreement) in accordance with the terms and conditions of the Merger Agreement. In the event that the Merger Agreement is terminated in accordance with its terms, this Amendment shall automatically terminate and be null and void ab initio and of no effect whatsoever, and the Registration Rights Agreement shall remain in full force and effect and shall continue to be binding on and enforceable against the Company and the Purchasers.

3.  Confirmation. Except as expressly modified by the terms and provisions of this Amendment, all of the terms and provisions of the Registration Rights Agreement are unchanged and continue in full force and effect and all rights, remedies, liabilities and obligations evidenced by the Registration Rights Agreement are hereby acknowledged by the Company and the Stockholders to be valid and in full force and effect.

4.  Counterparts. This Amendment may be executed in any number of counterparts, by facsimile if necessary, each of which shall be an original, but all of which together shall constitute one instrument.

5.  Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of New York applicable to parties residing in New York, without regard applicable principles of conflicts of law. Each party irrevocably consents to the exclusive jurisdiction of any court located within New York County, New York, in connection with any matter based upon or arising out of this Amendment or the matters contemplated hereby and it agrees that process may be served upon it in any manner authorized by the laws of the State of New York for such persons and waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction and such process.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

COMPANY:

BIOSCRIP, INC.

Name:
Title:

STOCKHOLDERS:

ASSF IV AIV B HOLDINGS, L.P.

By: ASSF IV AIV B HOLDINGS GP LLC,
its general partner
By: ASSF IV AIV B, L.P.,
its sole member
By: ASSF MANAGEMENT IV, L.P.,
its general partner
By: ASSF MANAGEMENT IV GP LLC,
its general partner

Name:
Title:

J.P. Morgan Securities LLC

Name:
Title:

Goldman Sachs & Co. LLC

Name:
Title:

Western Asset Middle Market Debt Fund Inc. Western Asset Middle Market Income Fund Inc By: Western Asset Management Company,
as its Investment Manager and Agent

Name:
Title:

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Execution Version

BIOSCRIP, INC.
1600 Broadway, Suite 700
Denver, CO 80202

March 14, 2019

To the Holder listed on Exhibit A (the “Holder”)

Re:          Amended and Restated Warrant Agreement

Ladies and Gentlemen,

Reference is made to (i) that certain Warrant Agreement (the “Warrant Agreement”), dated June 29, 2017, by and among BioScrip, Inc., a Delaware corporation (the “Company”) and the purchasers signatory thereto (collectively with their successors and assigns, the “Original Purchasers”); (ii) that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of the date hereof, by and among the Company, HC Group Holdings I, LLC (“Omega Parent”), HC Group Holdings II, Inc., Beta Sub, Inc., Beta Sub, LLC and HC Group Holdings III, Inc.; and (iii) that certain Amended and Restated Warrant Agreement, dated as of the date hereof, by and among the Company and the Holder and other Holders party thereto (the “Warrant Amendment”), attached hereto as Exhibit B. This letter agreement (this “Letter Agreement”) confirms certain agreements and understandings between the Holder and the Company related to the Warrant Amendment (as defined below).

In consideration of the Holder’s execution and delivery of the Warrant Amendment, and conditioned upon the occurrence of the First Merger Effective Time (as defined in the Merger Agreement), the Company hereby agrees to issue to the Holder 337,408 shares of Common Stock of the Company in the aggregate (the “Amendment Shares”), promptly following the occurrence of the First Merger Effective Time (as defined in the Merger Agreement). Furthermore, promptly following, and conditioned upon, the occurrence of the First Merger Effective Time, the Company and the Holder acknowledge and agree that the Registration Rights Agreement (the “Existing RRA”), entered into as of June 29, 2017, by and among the Company and the Original Purchasers, shall be amended and restated (the “RRA Amendment”), in the form of Exhibit C, with such RRA Amendment to be conditioned upon, and automatically effective as of, the occurrence of the Second Merger Effective Time, without any further action on the party of any party hereto. The Company and the Holder agree (the “RRA Interpretation”) that, solely for purposes of the definition of “Registrable Securities” under the Existing RRA, during the period prior to the First Merger Effective Time, the Holder shall be deemed to beneficially own the Warrants underlying the Warrant Agreement, notwithstanding any agreement between the Holder and the Company not to exercise such Warrants. The execution and delivery of this Letter Agreement by the Holder shall be deemed a consent by the Holder, in its capacities as Holder under the Existing RRA, under Section 9 (Preservation of Rights) of the Existing RRA with respect to the registration rights to be granted to Omega Parent in connection with the Merger Agreement.

Following the execution and delivery of this Letter Agreement and until the Second Merger Effective Time, the Holder agrees not to, and to cause its controlled affiliates not to, (i) directly or indirectly sell, transfer, assign, pledge, tender, convert, exchange or encumber or otherwise dispose of, any Warrant or (ii) exercise its exchange right under any Warrant.

The Company agrees that, to the extent an event occurs on or after the date hereof and prior to the Second Merger Effective Date which would cause an adjustment to the number of, or Exercise Price of, any Warrants under the Warrant Amendment were the Warrant Amendment then in effect (any such event, an “Adjustment Event”), then the Company shall apply, as of the Second Merger Effective Date, such adjustment to the number of, and Exercise Price of, Warrants that would otherwise be outstanding under the Warrant Amendment immediately after the Second Merger Effective Date (taking, solely for purposes of such adjustment, the number of shares of Common Stock outstanding under any adjustment calculation to be the number of shares of Common Stock outstanding on the date of such Adjustment Event, and giving cumulative effect to any prior adjustments due to other Adjustment Events).

The Company represents that, as of the First Merger Effective Time, upon issuance in accordance with, and payment pursuant to, the terms hereof, the Amendment Shares will be duly authorized, validly issued, fully paid and non-assessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Holder (or its affiliates, as applicable) will have good title to the Amendment Shares, free and clear of all liens, claims, encumbrances, charges, mortgages, options, pledges, security interests, hypothecations, easements, rights-of-way or encroachments of any nature whatsoever, whether voluntarily incurred or arising by operation of law (“Liens”), other than (a) transfer restrictions under federal and state securities laws and (b) Liens imposed solely due to the actions of the Holder. Upon issuance in accordance with, and payment pursuant to, the terms hereof, (i) the Amendment Shares will be issued in accordance with law (including applicable state Blue Sky laws) and the governing documents of the Company and will not be issued in violation of any preemptive or similar rights created by law or the governing documents of the Company or any other agreement to which the Company is bound and (ii) the Amendment Shares will not be required to be registered under the Securities Act.

The Company represents that, as of the First Merger Effective Time, the Warrants under the Warrant Amendment are duly authorized and validly issued and, when issued, the shares of Common Stock issuable pursuant to the Warrants under the Warrant Amendment (the “Underlying Shares”) will be duly authorized, validly issued, fully paid and non-assessable. Upon issuance in accordance with, and payment pursuant to, the Warrant Amendment, the Underlying Shares will be issued in accordance with law (including applicable state Blue Sky laws) and the governing documents of the Company and will not be issued in violation of any preemptive or similar rights created by law or the governing documents of the Company or any other agreement to which the Company is bound and the Underlying Shares will not be required to be registered under the Securities Act.

The execution and delivery of this Agreement by the Holder shall constitute the express acknowledgment by and agreement of the Holder that the Holder shall not have any rights or entitlements under the Warrant Agreement, the Warrant Amendment or any Warrant (as defined in the Warrant Agreement) issued thereunder with respect to any antidilution or other adjustments to the Warrants issued thereunder and held by the Holder, including, without limitation, pursuant to Section 4 of the Warrant Agreement arising as a result of or related to the share issuances and other transactions contemplated by the Merger Agreement.

This Letter Agreement and the Warrant Amendment, embody the entire agreement and understanding among the Company and the Holder, and supersede all prior agreements and understandings, relating to the subject matter hereof. The Company and the Holder acknowledge and agree that this Letter Agreement (other than the RRA Interpretation) and the Warrant Amendment shall automatically terminate and be null and void ab initio with no effect whatsoever on the parties hereto in the event that the Merger Agreement is terminated in accordance with its terms; provided, however, that such termination shall not relieve any party from liability for any willful and material breach of this Agreement prior to termination thereof. This Letter Agreement may be amended from time to time only upon the written consent by each party hereto. This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Letter Agreement may be executed in counterparts (including by PDF or electronic signature), each one of which shall be deemed an original and all of which together shall constitute one and the same document. This Letter Agreement, and any disputes arising hereunder or related hereto, shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of laws that may lead to the application of the law as of any other jurisdiction.

[Remainder of page intentionally left blank.]

Respectfully,

BIOSCRIP, INC.

		By:	/s/ Daniel Greenleaf
		Name:	Daniel Greenleaf
		Title:	President

Acknowledged and Agreed:

AMARI INVESTMENT PTE. LTD.

By: ASSF Operating Manager IV, L.P., its manager

By:	/s/ Christopher Kerezsi
Name:	Christopher Kerezsi
Title:	Authorized Signatory

[Letter Agreement – 2017 Warrant Amendment]

Exhibit A

Holder

AMARI INVESTMENT PTE. LTD.
Amari Investment Pte. Ltd.
c/o Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Exhibit B

[Amended and Restated Warrant Agreement]

See attached.

Final Form

 Exhibit B

BIOSCRIP, INC.

FORM OF AMENDED AND RESTATED WARRANT AGREEMENT

Dated As Of March 14, 2019

Warrants to Purchase shares of Common Stock

BIOSCRIP, INC.

Amended and Restated Warrant Agreement

Warrants For Common Stock

AMENDED AND RESTATED WARRANT AGREEMENT, dated as March 14, 2019, among BioScrip, Inc., a Delaware corporation (together with its successors and assigns, the “Company”) and the holders undersigned hereto (collectively and together with each of their respective successors and assigns, the “Holders”). Capitalized terms shall have the meaning specified in Section 5.1 hereof.

RECITALS

WHEREAS, on the terms of the Warrant Purchase Agreement (the “Original Warrant Agreement”), dated as June 29, 2017, among the Company and the Original Purchasers party thereto, the Original Purchasers agreed to acquire from the Company, and the Company agreed to issue to the Original Purchasers, Warrants to purchase 4.99% of the Fully Diluted Common Stock (as defined in the Original Warrant Agreement) outstanding on the date of any exercise of the Warrants (less the percentage of the shares of Common Stock previously issued pursuant to the Warrants from time to time as a result of any partial exercise of the Warrants as set forth herein);

WHEREAS, the Company is party to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 14, 2019, by and among the Company, HC Group Holdings II, Inc., a Delaware corporation (“Omega”), Beta Sub, LLC, a Delaware limited liability company (“Merger Sub LLC”), and certain other parties signatory thereto, pursuant to which Omega will be merged with and into a newly formed subsidiary of the Company with Omega continuing as the surviving entity (the “Surviving Corporation”) (the “First Merger”), immediately following which the Surviving Corporation will be merged with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity (the “Second Merger”);

WHEREAS, the undersigned Holders collectively own 100% of the Warrants issued pursuant to the Original Warrant Agreement;

WHEREAS, in connection with, and conditioned upon, the consummation of the First Merger in accordance with the Merger Agreement, the Company and the Holders wish to amend and restate the Original Warrant Agreement so as to fix the number of shares of Common Stock issuable upon exercise of the Warrants at 8,287,317 shares in the aggregate, with each Holder having a Warrant to purchase the number of shares of Common Stock set forth on Annex 1 hereto; and

WHEREAS, the Company and the Holders wish to enter into this Agreement to amend and restate the terms of the Warrants.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties to this Agreement hereby agree to amend and restate the Original Warrant Agreement as follows:

1. FORM, EXECUTION AND TRANSFER OF WARRANT CERTIFICATES.

1.1 Form of Warrant Certificates.

The Warrant Certificates shall be in the form set forth in Attachment A hereto. The Warrant Certificates may have such letters, numbers or other marks of identification or designation as may be required to comply with any law or with any rule or regulation of any governmental authority, stock exchange or self-regulatory organization made pursuant thereto (“Law”). Each Warrant Certificate shall be initially dated as of June 29, 2017 and subsequently dated the date of issuance thereof by the Company upon transfer or exchange. Each Warrant Certificate shall represent the right to purchase the number of shares of Common Stock set forth in such Warrant Certificate at a price per share of Common Stock equal to the Exercise Price applicable to that Warrant Certificate; provided, that the number of shares of Common Stock issuable upon exercise of the Warrants and the Exercise Price thereof shall be subject to adjustment as provided herein. The aggregate amount of shares of Common Stock issuable upon exercise of all Warrants as of the Second Merger Effective Time shall be 8,287,317, subject to adjustment as of the Second Merger Effective Time as provided herein, with each Holder having a Warrant to purchase the number of shares of Common Stock set forth on Annex 1 hereto.

1.2 Execution of Warrant Certificates; Registration Books.

(a) Execution of Warrant Certificates. The Warrant Certificates shall be executed on behalf of the Company by an officer of the Company authorized by the Board of Directors. In case the officer of the Company who shall have signed any Warrant Certificate shall cease to be such an officer of the Company before issuance and delivery by the Company of such Warrant Certificate, such Warrant Certificate nevertheless may be issued and delivered with the same force and effect as though the individual who signed such Warrant Certificate had not ceased to be such an officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.

(b) Registration Books. The Company will keep or cause to be kept at its office, maintained at the address of the Company referenced in Section 6.6, at the Company’s transfer agent, or at such other office of the Company of which the Company shall have given notice to each holder of Warrant Certificates, books for registration and transfer of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrant Certificates, the registration number and date of each of the Warrant Certificates and the Denomination thereof.

1.3 Transfer, Split Up, Combination and Exchange of Warrant Certificates; Lost or Stolen Warrant Certificates.

(a) Transfer, Split Up, etc.

(i) Transfer. Subject to compliance with the Securities Act, any applicable state securities laws and the Company’s organizational documents, any Warrant Certificate (or portion thereof), with or without other Warrant Certificates, may be transferred to any Person for a Warrant Certificate or Warrant Certificates in an aggregate like Denomination as the Warrant Certificate or Warrant Certificates (or portions thereof) surrendered then entitled such registered holder to purchase. Any registered holder desiring to transfer any Warrant Certificate shall make such request in writing delivered to the Company, which request shall include the identity of the Transferee and the aggregate Denomination of Warrants to be transferred, and shall surrender the Warrant Certificate or Warrant Certificates (or portions thereof) to be transferred at the office of the Company referenced in Section 6.6, whereupon the Company shall deliver promptly to such Transferee a Warrant Certificate or Warrant Certificates, as the case may be, as so requested, which Warrant Certificate or Warrant Certificates shall evidence, collectively, the same aggregate Denomination of Warrants as the Warrant Certificate or Warrant Certificates (or portions thereof) so surrendered for transfer and shall issue a new Warrant Certificate to the transferor representing the Warrants retained by the Transferor if such transfer involved less than the entire Denomination of Warrants held by such Transferor.

(ii) Split Up, Combination, Exchange, etc. Any Warrant Certificate, with or without other Warrant Certificates, may be split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, in an aggregate like Denomination as the Warrant Certificate or Warrant Certificates surrendered then entitle such registered holder to purchase. Any registered holder desiring to split up, combine or exchange any Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender the Warrant Certificate or Warrant Certificates to be split up, combined or exchanged at the office of the Company referenced in Section 6.6, whereupon the Company shall deliver promptly to such registered holder a Warrant Certificate or Warrant Certificates, as the case may be, as so requested, which Warrant Certificate or Warrant Certificates shall evidence, collectively, the same aggregate Denomination as the Warrant Certificate or Warrant Certificates so surrendered for split-up, combination or exchange.

(b) Loss, Theft, etc. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of, and the loss, theft, destruction or mutilation of, any Warrant Certificate, and:

(i) in the case of loss, theft or destruction, an affidavit of loss, together with a customary and reasonable indemnity reasonably satisfactory to the Company; or

(ii) in the case of mutilation, upon surrender and cancellation thereof;

the Company at its own expense will execute and deliver, in lieu thereof, a new Warrant Certificate, dated the date of such lost, stolen, destroyed or mutilated Warrant Certificate and of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate and evidencing the same Denomination as the Warrant Certificate so lost, stolen, destroyed or mutilated.

1.4 Subsequent Issuance of Warrant Certificates.

Subsequent to the original issuance, no Warrant Certificates shall be issued except:

(a) Warrant Certificates issued upon any transfer, combination, split up or exchange of Warrants pursuant to Section 1.3(a);

(b) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates pursuant to Section 1.3(b);

(c)  Warrant Certificates issued pursuant to Section 2.3 upon the partial exercise of any Warrant Certificate to evidence the unexercised portion of such Warrant Certificate; and

(d) Warrant Certificates to reflect any adjustments pursuant to Section 4.

1.5 Effect of Issuance in Registered Form.

Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and with every other holder of a Warrant Certificate that:

(a) the Warrant Certificates, to the extent then currently transferable, are transferable only on the registry books of the Company if and when surrendered at the office of the Company referenced in Section 6.5, duly endorsed or accompanied by an instrument of transfer (in the form attached thereto) and payment of any applicable transfer, stamp or issue tax (a “Tax”); and

(b) the Company may deem and treat the Person in whose name each Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

2. EXERCISE OF WARRANTS; PAYMENT OF EXERCISE PRICE.

2.1 Exercise of Warrants.

(a) Manner of Exercise. At any time and from time to time prior to the Expiration Time, the holder of any Warrant Certificate may exercise the Warrants evidenced thereby, in whole or in any part, by surrender to the Company, at its office referenced in Section 6.6, of such Warrant Certificate, together with a duly executed election to purchase (a form of which is attached to each Warrant Certificate) and payment of the applicable Exercise Price for each share of Common Stock with respect to which the Warrants are then being exercised and an amount equal to any applicable Tax (if not payable by the Company as provided in Section 3.3). Such Exercise Price shall be payable in cash or by withholding of shares of Common Stock into which the Warrants are being exercised pursuant to Section 2.1(b).

(b) Payment in Cash or by Withholding of Common Stock. Upon exercise of any Warrants, the holder of a Warrant Certificate may pay the Exercise Price by either (i) certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to the account of the Company designated in writing by the Company or (ii) instructing the Company to withhold that number of shares of Common Stock (or fraction thereof) then issuable upon such exercise with an aggregate Market Price as of such exercise date equal to the aggregate Exercise Price. The Company acknowledges that the provisions of this clause are intended, in part, to ensure that a full or partial exchange of a Warrant Certificate will qualify as a conversion, within the meaning of paragraph (d)(3)(ii) of Rule 144 under the Securities Act.

(c)  Fractional shares of Common Stock. The Company may, in accordance with Section 2.6, pay the exercising holder cash in lieu of issuing a fractional share in connection with an exercise of Warrants; provided that, if it does not issue a fractional share in such circumstances, it will make such cash payment.

2.2 Issuance of Common Stock.

Upon timely receipt of a Warrant Certificate, accompanied by the form of election to purchase duly executed, and payment of the Exercise Price for each of the shares of the Common Stock to be purchased and by an amount equal to any applicable Tax (if not payable by the Company as provided in Section 3.3), the Company shall thereupon promptly cause certificates representing the number of whole shares of Common Stock then being purchased to be delivered to or upon the order of the registered holder of such Warrant Certificate, registered in such name or names as may be designated by such holder, and, promptly after such receipt deliver the cash, if any, to be paid in lieu of fractional shares pursuant to Section 2.6 to or upon the order of the registered holder of such Warrant Certificate.

2.3 Unexercised Warrants.

In the event that the registered holder of any Warrant Certificate shall exercise less than all the Warrants evidenced thereby, a new Warrant Certificate evidencing a number of unexercised Warrants shall be issued by the Company to the registered holder of such Warrant Certificate or to its duly authorized assigns.

2.4 Cancellation and Destruction of Warrant Certificates.

All Warrant Certificates surrendered to the Company for the purpose of exercise, payment of the Exercise Price, exchange, substitution or transfer shall be cancelled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall cancel and retire any other Warrant Certificates purchased or acquired by the Company.

2.5 Expiration.

All Warrants that have not been exercised or purchased in accordance with the provisions of this Agreement shall expire and all rights of holders of such Warrants hereunder shall terminate and cease at the Expiration Time.

2.6 Fractional shares of Common Stock.

The Company shall not be required to issue fractional shares of Common Stock upon the exercise of any Warrant. If fractional shares are not issued upon the exercise of any Warrant, there shall be paid to the holder thereof, in lieu of any fractional share of Common Stock resulting therefrom, an amount of cash equal to the product of:

(a) the fractional amount of such share of Common Stock; and

(b) the Market Price, as determined on the trading day immediately prior to the date of exercise of such Warrant.

2.7 RESERVED

3. AGREEMENTS OF THE COMPANY.

3.1 Reservation of Common Stock.

The Company covenants and agrees that it will at all times cause to be reserved and kept available out of its authorized and unissued shares of treasury shares of Common Stock such number of shares of Common Stock as will be sufficient to permit the exercise in full of all Warrants issued hereunder into Common Stock.

3.2 Common Stock to be Duly Authorized and Issued, Fully Paid and Nonassessable, etc; Compliance with

Law

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon the exercise of any Warrant and the payment of the Exercise Price pursuant to Section 2.1 (in each case, at the time of delivery of the certificates representing such shares of Common Stock) shall (a) be duly and validly authorized and issued and fully paid and nonassessable, free of any preemptive rights in favor of any Person in respect of such issuance and free of any security interest, pledge, mortgage, lien, charge or other encumbrance created by, or arising out of actions of, the Company, in each case other than (i) resulting from the actions and circumstances of the holder of such shares of Common Stock, (ii) to the extent imposed by applicable laws or (iii) in the Company’s organizational documents and (b) be issued without violation of any applicable Law.

3.3 Taxes.

The Company covenants and agrees that it will pay when due and payable any and all Taxes and charges that may be payable in respect of the initial issuance or delivery of:

(a) each Warrant Certificate;

(b) each Warrant Certificate issued in exchange for any other Warrant Certificate pursuant to Section 1.3, Section 2.3 or Section 4; and

(c)  each share of Common Stock issued upon the exercise of any Warrant.

The Company shall not, however, be required to:

(i) pay any Tax that may be payable in respect of the transfer or delivery of Warrant Certificates in a name other than that of the registered holder of the Warrant Certificate surrendered for exercise, conversion, transfer or exchange (any such Tax being payable by the holder of such certificate at the time of surrender); or

(ii) issue or deliver any such certificates referred to in the foregoing clause (i) until any such Tax referred to in the foregoing clause (i) shall have been paid.

3.4 Common Stock Record Date.

Each Person in whose name any certificate for shares of Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificates (if any) shall be dated, the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered with an election to purchase attached thereto duly executed and payment of the aggregate Exercise Price (and any applicable Taxes, if payable by such Person) was made.

3.5 Rights in Respect of Common Stock.

Prior to the exercise of the Warrants evidenced thereby, the holder of a Warrant Certificate shall not be entitled to any rights of a stockholder of the Company with respect to the Common Stock into which the Warrants shall be exercisable, including, without limitation, the right to vote in respect of any matter upon which the holders of Common Stock may vote, the right to receive any distributions of cash or property and, except as expressly set forth herein, the right to receive any notice of any proceedings of the Company. Prior to the exercise of the Warrants evidenced thereby, the holders of the Warrant Certificates shall not have as such any obligation in respect of any assessment or any other obligation or liability as a stockholder of the Company, whether such obligations or liabilities are asserted by the Company or by creditors of the Company.

3.6 Noncircumvention.

The Company hereby covenants and agrees that the Company will not, by amendment of its charter, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Agreement, and will at all times in good faith carry out all the provisions of this Warrant Agreement.

4. ANTI-DILUTION ADJUSTMENTS.

4.1 Adjustments.

The number of shares of Common Stock purchasable upon the exercise of each Warrant, and the Exercise Price, shall be subject to adjustment as set forth in this Section 4; provided that no adjustment of the Exercise Price shall result in an increase in the Exercise Price.

4.2 Stock Splits, Subdivisions, Reclassifications or Combinations.

If the Company shall (i) declare and pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the Denomination of any Warrant Certificate and the Common Stock issuable upon exercise of any Warrants at the time of the record date for such dividend or effective date of such split, reverse split, subdivision, combination or reclassification shall be proportionately adjusted so that the holder of such Warrants after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to such Warrants after such date had such Warrants been exercised immediately prior to such date. In such event the Exercise Price in effect at the time of the effective date of such split, reverse split, subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of shares of Common Stock issuable upon the exercise of such Warrants immediately before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, split, reverse split, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of shares of Common Stock issuable upon exercise of such Warrants determined pursuant to the immediately preceding sentence; provided that the Exercise Price shall not be adjusted to be less than the par value of the Common Stock; provided, further, that the adjustment to the Exercise Price in this Section 4.2 may result in an increase in the Exercise Price, notwithstanding Section 4.1.

4.3 Price Based Anti-Dilution

(a) Without duplication of the adjustments set forth in Sections 4.2 or 4.4, if the Company shall issue after the Second Merger Effective Time or sell any shares of Common Stock (as actually issued or, pursuant to Section 4.3(b), deemed to be issued) for a consideration per share less than either the Market Price per share or the Exercise Price immediately prior to such issuance or sale, or if earlier, upon the execution of the definitive documentation with respect to such issuance or sale (the “Effective Time”), then immediately upon the Effective Time the Denomination of any Warrant Certificate and the number of shares of Common Stock issuable upon exercise of any Warrants at the time of the effective date shall be increased by multiplying such number of shares of Common Stock by a fraction, (i) the numerator of which shall be the number of shares of Common Stock actually outstanding immediately prior to the Effective Time plus the number of shares of Common Stock so issued or sold (or deemed to be issued or sold pursuant to Section 4.3(b)), and (ii) the denominator of which shall be the number of shares of Common Stock actually outstanding immediately prior to the Effective Time plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of shares of Common Stock so issued or sold (or deemed to be issued or sold pursuant to Section 4.3(b)) would purchase if such shares were sold at the greater of the Market Price or the Exercise Price, and the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) by the inverse of such fraction. For the purposes of this Section 4.3(a), none of the following issuances shall be considered the issuance or sale of Common Stock:

(i) the issuance of Common Stock (a) upon the conversion or exercise of any then-outstanding Common Stock Equivalents; (b) to Persons in connection with joint ventures, strategic alliances or other commercial relationships with such Person relating to the operation of the Company’s business and not for the primary purpose of raising equity capital, in connection with Business Combinations, or transactions in which the Company, directly or indirectly, acquires another business or the assets thereof or (c) in an offering for cash for account of the Company that is underwritten on a firm commitment basis and is registered with the Securities and Exchange Commission;

(ii) the issuance of any Common Stock or Common Stock Equivalents for which the adjustment provided in Section 4.2 applies; or

(iii) the issuance of shares of Common Stock or Common Stock Equivalents to employees or directors of either the Company or any Company Subsidiary that is approved by the Board of Directors.

(b) For the purposes of Section 4.3(a), the following subparagraphs (i) to (iii), inclusive, shall also be applicable:

(i) If the Company shall grant any rights to subscribe for, or any rights or options to purchase, Common Stock Equivalents, whether or not such rights or options or the right to convert or exchange any such Common Stock Equivalents are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Common Stock Equivalents (determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of any such rights or options which relate to such Common Stock Equivalents, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Common Stock Equivalents and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Common Stock Equivalents issuable upon the exercise of such rights or options) shall be less than the Exercise Price or the Market Price per share of Common Stock immediately prior to the earlier of (x) the time of the granting of such rights or options and (y) the time of execution of definitive documentation with respect to such grant (such earlier time of (x) and (y) to be the “Effective Time” for purposes of Section 4.3(a)), then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Common Stock Equivalents issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options or the date of execution of definitive documents, if earlier) be deemed to be outstanding and to have been issued for such price per share; provided that no further adjustment of the conversion price pursuant to this Section 4.3(a) or Section 4.3(b)(i) shall be made (x) upon the actual issuance or sale of such Common Stock Equivalents upon the exercise of any rights to subscribe for, or any rights or options to purchase, such Common Stock Equivalents or (y) upon the actual issuance or sale of such Common Stock upon the exercise of any such Common Stock Equivalents, including without limitation, in each case of clauses (x) and (y) with respect to shares of Common Stock Equivalents or Common Stock issued or issuable as a result of the effect of antidilution adjustments under any such security.

(ii) If the Company shall issue or sell any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Common Stock Equivalents) shall be less than the Exercise Price or the Market Price per share of Common Stock immediately prior to the Effective Time for such issuance or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of such Common Stock Equivalents shall (as of the Effective Time) be deemed to be outstanding and to have been issued for such price per share, provided that no further adjustment of the conversion price pursuant to this Section 4.3(a) or Section 4.3(b)(ii) shall be made upon the actual issuance or sale of such Common Stock upon the exercise of any such Common Stock Equivalents, including without limitation, in each case with respect to shares of Common Stock issued or issuable as a result of the effect of antidilution adjustments under any such security.

(iii) In case at any time any shares of Common Stock or Common Stock Equivalents or any rights or options to purchase any such Common Stock or Common Stock Equivalents shall be issued or sold for cash to a non-Affiliate of the Company, the consideration received therefor shall be deemed to be the amount received by the Company therefor. In case any shares of Common Stock or Common Stock Equivalents or any rights or options to purchase any such Common Stock or Common Stock Equivalents shall be issued or sold to an Affiliate of the Company or for a consideration other than or in addition to cash, the amount of the consideration received by the Company shall be deemed to be the Fair Market Value of solely such consideration received by the Company in respect of such purchase of Common Stock or Common Stock Equivalents.

4.4 Other Distributions. In case the Company shall fix a record date for the making of a dividend or distribution to holders of shares of its Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants (excluding dividends of its Common Stock and other dividends or distributions referred to in Section 4.2), in each such case, the Exercise Price in effect prior to such record date shall be reduced immediately thereafter to the price determined by multiplying the Exercise Price in effect immediately prior to the reduction by the quotient of (x) the Market Price of the Common Stock on the last trading day preceding the first date on which the Common Stock trades on the Exchange on which the Common Stock is listed or admitted to trading without the right to receive such distribution, minus the amount of cash and/or the Fair Market Value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed in respect of one share of Common Stock (such amount and/or Fair Market Value, the “Per Share Fair Market Value”) divided by (y) such Market Price on such date specified in clause (x); such adjustment shall be made successively whenever such a record date is fixed. In such event, the Denomination of any Warrant Certificate and the Common Stock issuable upon the exercise of any Warrants shall be increased to the number obtained by dividing (x) the product of (1) the number of shares of Common Stock issuable upon the exercise of such Warrants before such adjustment, and (2) the Exercise Price in effect immediately prior to the distribution giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of shares of Common Stock issuable upon exercise of such Warrants then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights, cash or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of shares of Common Stock that would then be issuable upon exercise of such Warrants if such record date had not been fixed.

4.5 Business Combinations.

In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 4.2), a holder’s right to receive shares of Common Stock upon exercise of any Warrants shall be converted into the right to exercise such Warrant to acquire the number of shares of stock or other securities or property (including cash) which the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of such Warrants immediately prior to such Business Combination or reclassification would have been entitled to receive upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of such holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to such holder’s right to exercise such Warrants in exchange for any shares of stock or other securities or property pursuant to this Section 4.5. In determining the kind and amount of stock, securities or the property receivable upon exercise of any Warrants following the consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the holder of such Warrants shall be entitled to elect the kind or amount of consideration receivable upon consummation of such Business Combination. The Company shall not enter into or be party to any Business Combination unless the successor of the Company (if any), assumes in writing the obligation to deliver to each holder of Warrants hereunder in exchange for such Warrants a security of such successor evidenced by a written instrument substantially similar in form and substance to this Agreement.

4.6 Expiration of Rights or Options.

Upon the expiration of any rights or options to subscribe for, purchase or convert or exchange Common Stock or

Common Stock Equivalents in respect of the issuance, sale or grant of which adjustment was made pursuant to Section 4.3, without the exercise thereof, the Exercise Price and the number of shares of Common Stock purchasable upon the exercise of the Warrants shall, upon such expiration, be readjusted (and such readjustment may result in an increase in the Exercise Price, notwithstanding Section 4.1, not to exceed the Exercise Price prior to such original adjustment) and shall thereafter be such Exercise Price and such number of shares of Common Stock as would have been in effect had such Exercise Price and such number of shares of Common Stock not been originally adjusted (or had the original adjustment not been required, as the case may be), as if:

(a) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights or options; and

(b) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all of such rights or options, whether or not exercised; provided that no such readjustment shall have the effect of increasing the Exercise Price by an amount in excess of the amount of the reduction initially made in respect of the issuance, sale, or grant of such rights or options.

4.7 Rounding of Calculations; Minimum Adjustments.

All calculations under this Section 4 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 4 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of shares of Common Stock into which any Warrants are exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the earlier of (i) the time of any exercise of Warrants and (ii) the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, or more.

4.8 Timing of Issuance of Additional Common Stock Upon Certain Adjustments.

In any case in which the provisions of this Section 4 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrants exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such holder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon written request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

4.9 Miscellaneous.

(a) Statement Regarding Adjustments. Whenever after the Second Merger Effective Time the Exercise Price or the number of shares of Common Stock into which any Warrants are exercisable shall be adjusted as provided in Section 4, the Company shall promptly file at the principal office of the Company referenced in Section 6.6 a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of shares of Common Stock into which such Warrants shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, or email to each holder of Warrants at the address or email address appearing in the Company’s records.

(b) Notice of Adjustment Event. In the event that the Company shall propose after the Second Merger Effective Time to take any action of the type described in this Section 4 (but only if the action of the type described in this Section 4 would result in an adjustment in the Exercise Price or the number of shares of Common Stock into which Warrants are exercisable or a change in the type of securities or property to be delivered upon exercise of Warrants), the Company shall give notice to the holders of Warrants, in the manner set forth in Section 4.9(a), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of any Warrants. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Without limiting the foregoing, to the extent notice of any of the foregoing actions or events is given to the holders of the Common Stock, such notice shall be provided to the holders of the Warrants on or before such notice to the holders of Common Stock.

(c) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 4, the Company shall take any action which may be necessary, including obtaining regulatory, New York Stock Exchange, NASDAQ Stock Market or other applicable national securities exchange (an “Exchange”) or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the holders are entitled to receive upon exercise of this any Warrants pursuant to this Section 4.

(d) Adjustment Rules. Any adjustments pursuant to this Section 4 shall be made successively whenever an event referred to herein shall occur. If more than one subsection of this Section 4 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 4 so as to result in duplication. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

(e) Merger Agreement. Notwithstanding anything contained herein to the contrary, the consummation of the transactions contemplated by the Merger Agreement (including the issuance of any shares of Common Stock by the Company contemplated therein) will not result in, or cause any adjustment in, the Exercise Price or the number of shares of Common Stock into which any Warrants are exercisable pursuant to this Section 4.

5. INTERPRETATION OF THIS AGREEMENT.

5.1 Certain Defined Terms.

For the purpose of this Agreement, the following terms shall have the meanings set forth below or set forth in the Section hereof following such term:

“Affiliate” means, with respect to any Person, (a) a director, officer or shareholder of such Person, (b) in the case of a natural person, a spouse, parent, sibling or descendant of such Person (or spouse, parent, sibling or descendant of any director or executive officer of such Person) and (c) any other Person that, directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person, at such time; provided, however, that none of the Holders shall be deemed to be an “Affiliate” of the Company and no Person holding any one or more of the Warrants shall be deemed to be an “Affiliate” of the Company solely by virtue of the ownership thereof.

“Agreement” means this Amended and Restated Warrant Agreement as it may from time to time be amended, restated, modified or supplemented.

“Board of Directors” means the board of directors of the Company, including any duly authorized committee thereof.

“Beneficially Own” has the meaning has the meaning given to it in Section 13D of the Exchange Act and the rules promulgated thereunder.

“Business Combination” means any consolidation of the Company with, or merger of the Company with or into, another Person (other than a merger in which (a) the Company is the surviving corporation, (b) that does not result in any reclassification or change of shares of Common Stock outstanding immediately prior to such merger and (c) the holders of Common Stock are not entitled to receive any consideration therefrom), or any sale or conveyance to another Person of the assets of the Company substantially as an entirety.

“business day” means any day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by Law or executive order to close.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“Charter” means, with respect to any Person, its certificate or articles of incorporation, articles of association, or similar organizational document.

“Common Stock” means the Company’s common stock, par value $.0001 per share.

“Common Stock Equivalents” means all options, derivatives, rights, warrants and convertible, exercisable or exchangeable securities or instruments (including, without limitation, awards or grants of such securities or instruments to directors, officers, employees or consultants of the Company or to other persons).

“Company” has the meaning set forth in the introductory paragraph hereof.

“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting Securities, by contract or otherwise.

“Denomination” means, in the case of any Warrant Certificate, the number of shares of Common Stock issuable upon exercise of the Warrants represented by such Warrant Certificate.

“Effective Date” shall mean the date on which the Second Merger is consummated in accordance with the terms of the Merger Agreement.

“Effective Time” has the meaning set forth in Section 4.3(a).

“Exchange” has the set forth in Section 4.9(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exercise Price” means, prior to any adjustment pursuant to Section 4 of this Agreement, the Initial Exercise Price; and thereafter, the Initial Exercise Price as successively adjusted and readjusted from time to time in accordance with the provisions of Section 4.

“Expiration Time” means 5:00 p.m., Eastern time, on the tenth (10th) year anniversary of June 29, 2017.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board of Directors, acting in good faith and transmitted to the holders of Warrants by written notice. The Required Warrantholders may object in writing to the Board of Director’s calculation of Fair Market Value within 10 days of receipt of such written notice thereof. If the Required Warrantholders and the Board of Directors are unable to agree on Fair Market Value during the 10-day period following the delivery of the Required Warrantholders’ objection, then the Board of Directors shall select and approve an appraiser of national recognition experienced in the business of evaluating or appraising the market value of securities (which appraiser shall be subject to approval by the Required Warrantholders, which approval shall not be unreasonably withheld, conditioned or delayed). The Fair Market Value established by such appraiser shall be conclusive and binding on the parties. The fees and expenses for such appraiser shall be borne 50% by the Company, on the one hand, and 50% by the holders of Warrants, on the other hand.

“Initial Exercise Price” means, with respect to each Warrant Certificate issued to a Holder on the Issue Date, $2.00.

“Issue Date” means June 29, 2017.

“Law” has the set forth in Section 1.1.

“Market Price” means, with respect to a particular security, on any given day, the volume weighted average trading price for the period of ten consecutive trading days ending on the trading day prior to such given day as reported by Bloomberg Financial Markets, or any successor thereto, through its “Volume Weight Average Price” function, on the Exchange on which the applicable securities are listed or admitted to trading. “Market Price” shall be determined without reference to after hours or extended hours trading. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair market value per share of such security as determined in good faith by the Board of Directors in reliance on an opinion of a nationally recognized independent investment banking corporation retained by the Company for this purpose (which opinion shall be made available to the holders of Warrants); provided that the Required Warrantholders may object in writing to the Board of Director’s calculation of fair market value within 10 days of receipt of written notice thereof. If the Required Warrantholders and the Board of Directors are unable to agree on fair market value during the 10-day period following the delivery of the Required Warrantholders’ objection, then the Board of Directors shall select and approve an appraiser experienced in the business of evaluating or appraising the market value of securities (which appraiser shall be subject to approval by the Required Warrantholders, which approval shall not be unreasonably withheld, conditioned or delayed). The Market Price established by such appraiser shall be conclusive and binding on the parties. In the event the Market Price established by such appraiser is greater than the Market Price previously determined by the Board of Directors, the fees and expenses for such appraiser shall be borne by the Company. In the event the Market Price established by such appraiser is less than or equal to the Market Price previously determined by the Board of Directors, the fees and expenses for such appraiser shall be borne by the holders of Warrants. For the purposes of determining the Market Price of the Common Stock on the “trading day” preceding, on or following the occurrence of an event, (i) that trading day shall be deemed to commence immediately after the regular scheduled closing time of trading on the Nasdaq Stock Market or, if trading is closed at an earlier time, such earlier time and (ii) that trading day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last trading day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00

p.m. closing price).

“Original Warrant Agreement” has the meaning set forth in the recitals hereto.

“Per Share Fair Market Value” has the meaning set forth in Section 4.4.

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Holders” has the meaning set forth in the introductory paragraph hereof.

“Required Warrantholders” means, at any time, the holders of Warrants representing at least a majority of the Common Stock issuable upon exercise of the Warrants issued and outstanding hereunder and not previously exercised (exclusive of any Warrants directly or indirectly held by the Company or any Affiliate of the Company).

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Tax” or “Taxes” has the meaning set forth in Section 1.5(a).

“trading day” means (A) if the shares of Common Stock are not traded on any national or regional securities exchange or association or over-the-counter market, a business day or (B) if the shares of Common Stock are traded on any national or regional securities exchange or association or over-the-counter market, a business day on which such relevant exchange or quotation system is scheduled to be open for business and on which the shares of Common Stock (i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market for any period or periods aggregating one half hour or longer; and (ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the shares of Common Stock.

“Transferee” means any registered transferee of all or any part of any one or more Warrant Certificates initially acquired by the Holders under this Agreement.

“Warrant” means a warrant to initially purchase one share of Common Stock issued pursuant to this Agreement.

“Warrant Certificate” means a certificate evidencing the Warrants in the form of Attachment A.

5.2 Section Heading and Table of Contents and Construction.

(a) Section Headings and Table of Contents, etc. The titles of the Sections of this Agreement and any Table of Contents of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words “herein,” “hereof,” “hereunder” and “hereto” refer to this Agreement as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes and Attachments are, unless otherwise specified, references to Annexes and Attachments attached to this Agreement.

(b) Independent Construction. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

5.3 Directly or Indirectly.

Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, including actions taken by or on behalf of any partnership in which such Person is a general partner.

5.4 Governing Law.

THIS AGREEMENT AND THE WARRANT CERTIFICATES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF TO THE EXTENT THAT ANY SUCH RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE DELAWARE GENERAL CORPORATION LAW SPECIFICALLY AND MANDATORILY APPLIES.

6. MISCELLANEOUS.

6.1 Condition to Effectiveness; Termination.

(a) The parties agree and acknowledge that, notwithstanding anything to the contrary herein, the effectiveness of this Agreement is conditioned upon, and shall not be binding or effective until, the occurrence of the First Merger Effective Time (as such term is defined in the Merger Agreement) in accordance with the terms and conditions of the Merger Agreement.

(b) In the event that the Merger Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be null and void ab initio and of no effect whatsoever, and the Original Warrant Agreement shall remain in full force and effect and shall continue to be binding on and enforceable against the Company and the Holders.

6.2 Expenses.

Issuance of certificates for shares of Common Stock to a holder upon the exercise of any Warrants shall be made without charge to such holder for any Tax or stamp duty in respect of the issuance of such certificates, all of which Taxes and stamp duties shall be paid by the Company (for the avoidance of doubt, specifically excluding the Taxes not payable by the Company pursuant to Section 3.3).

6.3 Amendment and Waiver.

This Agreement may be amended, and the observance of any term of this Agreement may be waived, with and only with the written consent of the Company and the Required Warrantholders; provided, however, that no amendment or waiver of the provisions of Section 2.1, this Section 6.3, Section 4 or of any term defined in Section 5.1 to the extent used in such specifically referenced Sections, may be made without the prior written consent of all holders of Warrants then outstanding (excluding any Warrants directly or indirectly held by the Company or any Affiliate of the Company); and, provided, further, that:

(a) no such amendment or waiver of any of the provisions of this Agreement pertaining to the Exercise Price or the number of shares or kind of Common Stock that may be purchased upon exercise of each Warrant; and

(b) no change accelerating the occurrence of the Expiration Time;

shall be effective as to a holder of Warrants unless consented to in writing by such holder.

6.4 Entire Agreement; Termination of Original Warrant Agreement.

This Agreement and the Warrant Certificates embody the entire agreement and understanding among the Company and the Holders, and supersede all prior agreements and understandings, relating to the subject matter hereof. The Company and the Holders hereby acknowledge and agree that as of the Effective Date, the Original Warrant Agreement and any Warrant Certificate issued thereunder are terminated and of no further force and effect and confirm, pursuant to Section 6.2 of the Original Warrant Agreement, that all provisions thereof are terminated and of no further force and effect and the Original Warrant Agreement and any Warrant Certificate issued thereunder are hereby superseded and replaced by this Agreement, which amends and restates the Original Agreement and any Warrant Certificate issued thereunder in their entirety. Each Holder shall, on or promptly following the Second Merger Effective Time, deliver and surrender to the Company any Warrant Certificate issued under the Original Agreement in such Holder’s possession.

6.5 Successors and Assigns; Multiple Holders.

All covenants and other agreements in this Agreement made by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto to the extent they become holders of Warrants (including, without limitation, any Transferee) whether so expressed or not. Notwithstanding the foregoing sentence, the Company may not assign any of its rights, duties or obligations hereunder or under the Warrant Certificates except pursuant to the terms of this Agreement without the prior written consent of the Required Warrantholders.

Each holder of a Warrant agrees that (i) no other holder of a Warrant will by virtue of this Warrant or exercise thereof be under any fiduciary or other duty to give or withhold any consent or approval under this Warrant or to take any other action or omit to take any action under this Warrant and (ii) each other holder of a Warrant may act or refrain from acting under this Warrant as such other holder may, in its discretion, elect.

6.6 Notices and Information.

All communications hereunder or under the Warrants shall be in writing and shall be delivered either by certified or registered mail, postage pre-paid, return receipt requested, email or nationally recognized overnight courier, and shall be addressed to the following addresses:

(a) if to a Holder, at its address set forth on Annex 2 to this Agreement, or at such other address as such Holder shall have specified to the Company in writing;

(b) if to any other holder of any Warrant Certificate, addressed to such other holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Warrant Certificate that shall have so specified an address to the Company; and

(c)  if to the Company, at the address set forth on Annex 3 to this Agreement, or at such other address as the Company shall have specified to each holder of Warrants in writing.

Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) by a nationally recognized overnight delivery service which provides proof of delivery or on the date postmarked if sent by registered or certified mail or upon receipt by the recipient’s email server if directed to the email address provided in the notice section hereof, as the case may be. Any communication not so addressed and delivered shall be ineffective unless actually received by the intended addressee. Notwithstanding the foregoing provisions of this Section 6.6, service of process in any suit, action or proceeding arising out of or relating to this Agreement or any document, agreement or transaction contemplated hereby shall be delivered in the manner provided in Section 6.9(c).

Upon exercise of any Warrant pursuant to the terms hereof, the Company will use commercially reasonable efforts to answer a limited number of reasonable questions and provide a limited amount of reasonable documentation regarding any non-confidential information supporting its calculation of Fully Diluted Common Stock and the related shares of Common Stock issuable for the Denomination of such Warrant being exercised.

6.7 Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8 Execution in Counterpart.

This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

6.9 Waiver of Jury Trial; Consent to Jurisdiction, Etc.

(a) Waiver of Jury Trial. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE WARRANTS OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY.

(b) Consent to Jurisdiction. ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE WARRANTS, OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN TORT, CONTRACT OR OTHERWISE) OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS AGREEMENT, THE WARRANTS OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY SHALL BE BROUGHT BY SUCH PARTY IN ANY NEW YORK STATE COURT OR FEDERAL DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)  Service of Process. EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. REGISTERED MAIL AT THE ADDRESSES PROVIDED HEREIN

FOR NOTICES SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE WARRANTS OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER, UNDER THE WARRANTS OR UNDER ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

[Remainder of page intentionally left blank; next page is signature page]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

COMPANY:

BioScrip, Inc.

By:
Name:
Title:

HOLDERS:

ASSF IV AIV B HOLDINGS, L.P.

By: ASSF IV AIV B HOLDINGS GP LLC,
its general partner
By: ASSF IV AIV B, L.P.,
its sole member
By: ASSF MANAGEMENT IV, L.P.,
its general partner
By: ASSF MANAGEMENT IV GP LLC,
its general partner

By:
Name:
Title:

HOLDERS:

J.P. Morgan Securities LLC

By:
Name:
Title:

HOLDERS:

Goldman Sachs & Co. LLC

By:
Name:
Title:

HOLDERS:

Western Asset Middle Market Debt Fund Inc. Western Asset Middle Market Income Fund Inc By: Western Asset Management Company, as its Investment Manager and Agent

By:
Name:
Title:

ATTACHMENT A
[FORM OF WARRANT CERTIFICATE]

THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES ISSUABLE HEREBY, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE COMPANY, IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A CERTAIN AMENDED AND RESTATED WARRANT AGREEMENT, DATED AS OF MARCH [   ], 2019, THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE. A COPY OF SUCH AGREEMENT IS AVAILABLE FROM THE COMPANY UPON REQUEST.

WARRANT CERTIFICATE

BIOSCRIP, INC.

No. WRT- Warrants

Date: [ ], 20[ ]

This Warrant Certificate certifies that                                         , or registered assigns, is the registered holder of Warrants entitling the owner thereof to purchase at any time on or after the date hereof and on or prior to the Expiration Time, [   ] fully paid and nonassessable shares of Common Stock, $0.0001 par value per share (the “Common Stock”), of BIOSCRIP, INC., a Delaware corporation (together with its successors and assigns, the “Company”), at a purchase price (subject to adjustment as provided in the Warrant Agreement (as defined below), the “Exercise Price”) of $2.00 per share of Common Stock upon presentation and surrender of this Warrant Certificate to the Company with a duly executed election to purchase and payment of the Exercise Price (including by withholding of shares of Common Stock), all in the manner set forth in the Warrant Agreement (defined below). The Denomination of each Warrant and the Exercise Price are the Denomination and the Exercise Price as of the date hereof, and are subject to adjustment as referred to below.

The Warrants are issued pursuant to an Amended and Restated Warrant Agreement (as it may from time to time be amended or supplemented, the “Warrant Agreement”), dated as of March 14, 2019, among the Company and the Holders named therein, and are subject to all of the terms, provisions and conditions thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, obligations, duties and immunities of the Company and the holders of the Warrant Certificates. Capitalized terms used, but not defined, herein have the respective meanings ascribed to them in the Warrant Agreement. In the event of any conflict between this Warrant Certificate and the Warrant Agreement, the Warrant Agreement shall control and govern.

As provided in the Warrant Agreement, the Exercise Price and the Denomination evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment. Except as otherwise set forth in, and subject to, the Warrant Agreement, the Expiration Time of this Warrant Certificate is as set forth in the Warrant Agreement.

Subject to the limitations set forth in the Warrant Agreement, this Warrant Certificate shall be exercisable, at the election of the holder, at any time on or after the date hereof and on or prior to the Expiration Time either as an entirety or in part from time to time. If this Warrant Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, another Warrant Certificate or Warrant Certificates for the Warrants not exercised. This Warrant Certificate, with or without other Warrant Certificates, upon surrender in the manner set forth in the Warrant Agreement and subject to the conditions set forth in the Warrant Agreement, may be transferred or exchanged for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants entitling the holder to a like number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered shall have entitled such holder to purchase.

Except as expressly set forth in the Warrant Agreement, no holder of this Warrant Certificate shall be entitled to vote or receive distributions or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company that may at any time be issued upon the exercise hereof, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a holder of a share of Common Stock in the Company or any right to vote upon any matter submitted to holders of shares of Common Stock at any meeting thereof, or to give or withhold consent to any corporate action of the Company (whether upon any recapitalization, issuance of stock, reclassification of Securities, change of par value, consolidation, merger, conveyance, or otherwise), or to receive dividends or subscription rights, or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

In the event of any inconsistency between this warrant Certificate and the Warrant agreement, the terms of the Warrant Agreement shall govern.

THIS WARRANT CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE COMPANY AND THE HOLDER HEREOF SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF TO THE EXTENT THAT ANY SUCH RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE DELAWARE GENERAL CORPORATION LAW SPECIFICALLY AND MANDATORILY APPLIES.

WITNESS the signature of a proper officer of the Company as of the date first above written.

BIOSCRIP, INC.
By:
Name:
Title:

[FORM OF ASSIGNMENT]

(To be executed by the registered holder if

such holder desires to transfer the Warrant Certificate)

FOR VALUE RECEIVED,                                              hereby sells, assigns and transfers unto

(Please print name and address of transferee.)

the accompanying Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint:

attorney, to transfer the accompanying Warrant Certificate on the books of the Company with full power of substitution. Dated: , 20 .

[HOLDER]
By:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

[FORM OF ELECTION TO PURCHASE]

(To be executed by the registered holder if

such holder desires to exercise the Warrant Certificate)

To: BIOSCRIP, INC.

The undersigned hereby irrevocably elects to exercise                                              Warrants represented by the accompanying Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that certificates for such shares be issued in the name of:

(Please print name and address.)

(Please insert social security or other identifying number.)

If such number of Warrants being exercised by the undersigned are not all the Warrants evidenced by the accompanying Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

(Please print name and address.)

(Please insert social security or other identifying number.)

The undersigned is paying the Exercise Price for the Common Stock to be issued on exercise of the foregoing Warrants, unless payment of such Exercise Price has been waived by the Company, by

☐ certified or bank check by wire transfer, or

☐ withholding of shares of Common Stock into which the Warrants are being exercised.

Dated:   , 20  .

[HOLDER]
By:

NOTICE

The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

ANNEX 1

Warrants Held on the Effective Date by the Holders

Holder	Total Number of Warrants
ASSF IV AIV B Holdings, L.P.	4,520,354
Amari Investments Pte. Ltd.	1,506,784
J.P. Morgan Securities LLC	753,398
Goldman Sachs & Co. LLC	1,130,081
Western Asset Middle Market Debt Fund Inc.	113,016
Western Asset Middle Market Income Fund Inc	263,683

ANNEX 2

Address for Holders for Notices

ASSF IV AIV B HOLDINGS, L.P.

ASSF IV AIV B Holdings, L.P.

c/o Ares Management LLC

2000 Avenue of the Stars, 12th Floor

Los Angeles, CA 90067

J.P. MORGAN SECURITIES LLC

J.P. Morgan Securities LLC

4 New York Plaza, 1 5th Floor, Mail Code NY1 -E054

New York, New York 10004

Attention: Jeffrey L. Panzo

Email: Jeffrey.L.Panzo@JPMorgan.com

Phone No.: (212) 499-1435

GOLDMAN SACHS & CO. LLC

Goldman Sachs & Co. LLC

200 West Street, 26th Floor

Attn: Paul Burningham and Paige Cataruozolo

New York, New York 10282

Email: ficc-amssg-mo@gs.com

Phone No.: (917) 343-8393 (Paul Burningham),

(917) 343-3096 (Paige Cataruozolo)

WESTERN ASSET MIDDLE MARKET DEBT FUND INC.

WESTERN ASSET MIDDLE MARKET INCOME FUND INC

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

Attention: Legal Department

ANNEX 3

Address of Company for Notices

BioScrip, Inc.

1600 Broadway, Suite 700

Denver, CO 80202

Attn: Stephen Deitsch, Senior Vice President,

Chief Financial Officer & Treasurer

Email: Stephen.Deitsch@bioscrip.com

Telecopy Number: (720) 468-4040

With a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher, LLP

200 Park Avenue

New York, New York 10036

Attention: Sean P. Griffiths

Email: sgriffiths@gibsondunn.com

Telecopy Number: (212) 251-5222

Exhibit C

[Amended and Restated Registration Rights Agreement]

See attached.

Final Form

Exhibit C

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT (this “Amendment”), effective as of March 14, 2019, is by and between BioScrip, Inc. (the “Company”), and the stockholders of the Company signatory hereto (each a “Stockholder” and collectively, the “Stockholders”). Capitalized but otherwise undefined terms herein have the meanings given to them in the Registration Rights Agreement (as defined below).

WHEREAS, the Company and the Stockholders are party to that certain Registration Rights Agreement, dated June 29, 2017 (the “Registration Rights Agreement”), governing the Company’s obligations to register Registrable Securities of the Stockholders; and

WHEREAS, in connection with entering into that certain (i) Amended and Restated Warrant Agreement, dated as of the date hereof, by and between the Company and the Stockholders (the “Warrant Amendment”), (ii) those certain letter agreements, dated as of the date hereof, by and between the Company and each of the Stockholders (the “Letter Agreements”), pursuant to which the Company will issue an aggregate of 1,855,747 shares of Common Stock of the Company upon the closing of the transactions contemplated by the Merger Agreement (as defined below), and (iii) that certain Agreement and Plan of Merger, dated as of the date hereof, by and among the Company, HC Group Holdings II, Inc. and the other parties thereto, the Company and the Stockholders desire to amend the Registration Rights Agreement pursuant to Section 11(c) thereof and upon such terms as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendment to Registration Rights Agreement.

(a)   Section 1(a) of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Short-Form Registrations. At any time after June 29, 2018 ~~twelve (12) months following the date hereof~~, with respect to the Purchased Shares and the Common Stock that has been or will be issued upon exercise of the Warrants, or at any time after the twelve month anniversary of the First Merger Effective Time (as defined in  the Merger Agreement), with respect to the Amendment Shares, each Holder may request registration under the Securities Act of all or any portion of its Registrable Securities on Form S-3 or any successor form (each, a “Short-Form Registration”), which may, if so requested, be a “shelf” registration under Rule 415 under the Securities Act. A registration shall not count as one of the permitted Short-Form Registrations unless and until a registration statement relating thereto has become effective under the Securities Act. Each request for a Short-Form Registration shall specify the number of Registrable Securities requested to be registered.

(b)   Section 1(b) of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Long-Form Registrations. At any time that a Holder is then eligible to request registration under the Securities Act of all or any portion of its Registrable Securities but where Short-Form Registration pursuant to Section 1(a) of this Agreement is not available to be used by the Company in respect of such proposed registration, but in no event earlier than ~~twelve (12) months following the date hereof~~ June 29, 2018, with respect to the Purchased Shares  and the Common Stock that has been or will be issued upon exercise of the Warrants, or the twelve month anniversary of the First Merger Effective Time (as defined in the Merger Agreement), with respect to the  Amendment Shares, each Holder shall be entitled to request a registration on Form S-1 or any similar form (each, a “Long-Form Registration”). A registration shall not count as one of the permitted Long-Form Registrations unless and until a registration statement relating thereto has become effective under the Securities Act and each requesting Holder is able to register and sell at least thirty percent (30%) of its Registrable Securities thereunder.

(c)   The definition of Registrable Securities in Section 10 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““Registrable Securities” means the Purchased Shares, the Amendment Shares and the Common Stock that has been or will be issued upon exercise of the Warrants, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise, in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a Registration Statement covering such securities has been declared effective by the Securities and Exchange Commission and such securities have been disposed of pursuant to such effective Registration Statement, (B) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (C) the aggregate amount of such securities held by each Holder, together with all Affiliates of each such Holder and persons forming a “group” with each such Holder (within the meaning of Regulation 13D under the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder (“Regulation 1 3D”)), consists of beneficial ownership (within the meaning of Regulation 13D) of less than 5.0% of the Common Stock of the Company and such securities are eligible for sale by each such Holder without registration pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act without limitation thereunder on volume or manner of sale, (D) such securities are otherwise transferred and such securities may be resold without limitation or subsequent registration under the Securities Act, (E) such securities shall have ceased to be outstanding, or (F) the stock certificates or evidences of book-entry registration relating to such securities have had all restrictive legends removed.”

(d)   The following defined term shall be added to Section 10 of the Registration Rights Agreement:

““Amendment Shares” means the shares of Common Stock that the Company issued to the Stockholders pursuant to those certain letter agreements, dated as of March 14, 2019, by and between the Company and each of the Stockholders, in connection with the Amended and Restated Warrant Agreement, dated as of March 14, 2019, by and between the Company and the Stockholders.”

2.     Condition to Effectiveness; Termination. The Company and the Stockholders agree and acknowledge that, notwithstanding anything to the contrary herein, the effectiveness of this Amendment is conditioned upon, and shall not be binding or effective until, the occurrence of the First Merger Effective Time (as such term is defined in the Merger Agreement) in accordance with the terms and conditions of the Merger Agreement. In the event that the Merger Agreement is terminated in accordance with its terms, this Amendment shall automatically terminate and be null and void ab initio and of no effect whatsoever, and the Registration Rights Agreement shall remain in full force and effect and shall continue to be binding on and enforceable against the Company and the Purchasers.

3.     Confirmation. Except as expressly modified by the terms and provisions of this Amendment, all of the terms and provisions of the Registration Rights Agreement are unchanged and continue in full force and effect and all rights, remedies, liabilities and obligations evidenced by the Registration Rights Agreement are hereby acknowledged by the Company and the Stockholders to be valid and in full force and effect.

4.     Counterparts. This Amendment may be executed in any number of counterparts, by facsimile if necessary, each of which shall be an original, but all of which together shall constitute one instrument.

5.     Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of New York applicable to parties residing in New York, without regard applicable principles of conflicts of law. Each party irrevocably consents to the exclusive jurisdiction of any court located within New York County, New York, in connection with any matter based upon or arising out of this Amendment or the matters contemplated hereby and it agrees that process may be served upon it in any manner authorized by the laws of the State of New York for such persons and waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction and such process.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

COMPANY:

BIOSCRIP, INC.

Name:
Title:

STOCKHOLDERS:

ASSF IV AIV B HOLDINGS, L.P.

By: ASSF IV AIV B HOLDINGS GP LLC,
its general partner
By: ASSF IV AIV B, L.P.,
its sole member
By: ASSF MANAGEMENT IV, L.P.,
its general partner
By: ASSF MANAGEMENT IV GP LLC,
its general partner

Name:
Title:

J.P. Morgan Securities LLC

Name:
Title:

Goldman Sachs & Co. LLC

Name:
Title:

Western Asset Middle Market Debt Fund Inc. Western Asset Middle Market Income Fund Inc
By: Western Asset Management Company,
as its Investment Manager and Agent

Name:
Title:

[Signature Page to Amendment No. 1 to Registration Rights Agreement]